EXHIBIT 10.1

EXECUTION COPY

OMNIBUS AMENDMENT
THIS OMNIBUS AMENDMENT, dated June 26, 2015 (this “Amendment”) is entered into by and among the Transaction Parties (defined below) and relates to the following transaction documents (the “Transaction Documents”), by and among the parties hereto: (1) the Sixth Amended and Restated Note Funding Agreement, dated as of January 30, 2015, by and among Diamond Resorts Issuer 2008 LLC, as issuer (the “Issuer”), Diamond Resorts Depositor 2008 LLC, as depositor (the “Depositor”), Diamond Resort Corporation (“DRC”), Diamond Resorts Holdings, LLC (“Holdings”) and Diamond Resorts International, Inc. (f/k/a Diamond Resorts Parent, LLC) (“Parent”), each in its capacity as performance guarantor (the “Performance Guarantors”), the Purchasers (as defined in the Transaction Documents) and Funding Agents (as defined in the Transaction Documents) from time to time party thereto and Credit Suisse AG, New York Branch, as Administrative Agent (the “Administrative Agent”) (the “Note Funding Agreement”); (2) the Sixth Amended and Restated Indenture, dated as of January 30, 2015, by and among the Issuer, Diamond Resorts Financial Services, Inc., as servicer (the “Servicer”), Wells Fargo Bank, National Association, as indenture trustee (the “Indenture Trustee”), as custodian (the “Custodian”) and as back-up servicer (the “Back-Up Servicer”), and the Administrative Agent (the “Indenture”); (3) the Fifth Amended and Restated Purchase Agreement, dated as of January 30, 2015, by and between Diamond Resorts Finance Holding Company, as seller (“DRFHC”, and together with the Issuer, the Depositor, the Performance Guarantors, the Purchasers, the Funding Agents, the Administrative Agent, the Servicer, the Indenture Trustee, the Custodian and the Back-Up Servicer, the “Transaction Parties”), and the Depositor (the “Purchase Agreement”); (4) the Fifth Amended and Restated Sale Agreement, dated as of January 30, 2015, by and between the Depositor and the Issuer (the “Sale Agreement”); (5) the Fifth Amended and Restated Custodial Agreement, dated as of January 30, 2015, by and among the Custodian, the Indenture Trustee, the Issuer, the Servicer and the Administrative Agent (the “Custodial Agreement”); (6) the Fifth Amended and Restated Undertaking Agreement, dated as of January 30, 2015, by and among the Performance Guarantors, the Issuer, the Indenture Trustee and the Administrative Agent (the “Undertaking Agreement”); and (7) any other ancillary documents, agreements, supplements and/or certificates entered into or delivered in connection with the foregoing.
RECITALS
WHEREAS, the Transaction Parties desire to amend the Sixth Amended and Restated Standard Definitions attached or incorporated into each of the Transaction Documents (the “Sixth Amended and Restated Standard Definitions”) in the manner set forth herein.
WHEREAS, the Transaction Parties, as applicable, desire to amend the Note Funding Agreement, the Indenture, the Purchase Agreement, the Sale Agreement and the Undertaking Agreement in the manner set forth herein.
WHEREAS, the Transaction Parties desire to amend and restate the Custodial Agreement in the manner set forth herein.
WHEREAS, the undersigned Purchasers and Funding Agents together constitute 100% of the Purchasers and Funding Agents.

KL2 2889986.17

NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, and for other good and adequate consideration, the receipt and sufficiency of which are hereby acknowledged, the Transaction Parties hereby agree as follows:
Section 1.01.    Amendment of the Sixth Amended and Restated Standard Definitions
The following definitions shall replace the corresponding definitions in the Sixth Amended and Restated Standard Definitions:
““Gross Excess Spread Percentage” shall mean for any Due Period the percentage equivalent of a fraction:
(A) the numerator of which is the product of:
(x) the sum of (i) all collections for such Due Period on the Borrowing Base Loans attributable to interest and (ii) amounts received from a Qualified Hedge Counterparty during such Due Period, minus the sum of (i) the Interest Distribution Amount on the related Payment Date (ii) the Servicing Fee on the related Payment Date and (iii) any net hedge payment due on the related Payment Date; and
(y) 360, divided by the actual number of days in such Due Period, and
(B) the denominator of which is the average daily Aggregate Loan Balance for such Due Period.”
““Note Rate” means a rate per annum equal to the sum of (A) (x) with respect to advances made by Purchasers electing the Commercial Paper Rate, the Commercial Paper Rate for such Interest Accrual Period and (y) with respect to advances made by Purchasers electing the Alternative Rate, the Alternative Rate for such Interest Accrual Period and (B) the applicable Usage Fee Rate; provided, that notwithstanding anything herein to the contrary, each Purchaser shall have the right to elect on the date it executes the Joinder Supplement or Transfer Supplement to fund its interest in the Notes through the issuance of commercial paper and have its percentage interest of the outstanding principal balance bear interest for each day during each Interest Accrual Period at a rate per annum equal to the Alternative Rate; provided further that a Purchaser may only elect between a Note Rate based on either the Commercial Paper Rate or the Alternative Rate for its respective Commitment at the time of (i) its execution of a Joinder Supplement or Transfer Supplement or (ii) it becoming a Purchaser pursuant to an assignment effected in accordance with Section 8.1(k) of the Note Funding Agreement.”
““Principal Distribution Amount” means with respect to (i) any Payment Date (other than on and after the earlier to occur of the Stated Maturity and the Rated Final Maturity Date), the amount of principal that must be repaid on the Notes such that the principal balance of the Notes does not exceed the Borrowing Base, after giving effect to all distributions on such Payment Date, and (ii) on the earlier to occur of the Stated Maturity and the Rated Final Maturity Date and thereafter, an amount equal to the Outstanding Note Balance of the Notes.”

2

KL2 2889986.17

““Usage Fee Rate” means (i) for any Payment Date occurring prior to an Amortization Event, 2.25% per annum and (ii) for any Payment Date occurring on and after an Amortization Event, 0.00% per annum.”
The following definitions shall be added to the Sixth Amended and Restated Standard Definitions in the appropriate alphabetical order:
““Authoritative Copy” means a document, utilizing the electronic signature services of DocuSign that becomes part of an Electronic Timeshare Loan File which is unique, identifiable and has no watermark or other marking that would indicate that it is a “copy” or “duplicate” or not an original or not an “authoritative copy”.
““Deferred Interest Distribution Amount” means, for any Payment Date occurring on and after the occurrence of an Amortization Event, an amount equal to the sum of (i) interest accrued during the related Interest Accrual Period at the Deferred Rate on the related portion of the Outstanding Note Balance immediately prior to such Payment Date and (ii) the amount of unpaid Deferred Interest Distribution Amounts from prior Payment Dates, plus, to the extent permitted by law, interest thereon at the related Deferred Rate. The Deferred Interest Distribution Amount for the Notes will be calculated on the basis of actual number of days elapsed during the Interest Accrual Period and a 360 day year.”
““Deferred Rate” means, with respect to the Notes, the applicable Note Rate plus 4.25%.”
““Deliver” means (x) with respect to a Tangible Timeshare Loan File, to deliver physical possession of such Tangible Timeshare Loan File via reputable overnight delivery service and (y) with respect to an Electronic Timeshare Loan File, to direct the transfer of such Electronic Timeshare Loan File from the vault partition of the Depositor to the Warehouse Vault Partition. The terms “Delivery” and “Delivered” shall have corollary meanings.”
““DocuSign” means DocuSign Inc., a Washington corporation.”
““DocuSign System” means the electronic signature services and the accompanying technology system comprised of proprietary and third party software, hardware, network communications equipment, lines and services, computer servers, data centers, support and maintenance services, security devices and other related technology materials of DocuSign that assists in electronic contracting in the timeshare industry.”
““Electronic Obligor Note” means an Obligor Note which was created electronically using the DocuSign System and stored using the eOriginal System in a manner in which: (1) a single Authoritative Copy of the Obligor Note exists which is unique, identifiable and, except as otherwise provided in subparagraphs (4), (5) and (6) below, unalterable; (2) the Authoritative Copy is maintained in clean format and is held in a vault partition managed by the Custodian that identifies the Indenture Trustee as the secured party of the Obligor Note; (3) the Authoritative Copy is communicated to and maintained by the Custodian, as the designated custodian of the Indenture Trustee; (4) copies or revisions that add or change an identified assignee of the Authoritative Copy can be made only with the participation of the Custodian, as the designated custodian of the Indenture

3

KL2 2889986.17

Trustee; (5) each copy of the Authoritative Copy and any copy of a copy is readily identifiable as a copy that is not the Authoritative Copy; and (6) any revision of the Authoritative Copy is readily identifiable as an authorized or unauthorized revision.”
““Electronic Timeshare Loan File” means a Timeshare Loan File, the contents of which were created electronically using the DocuSign System.”
““eOriginal” means eOriginal, Inc., a Delaware corporation.”
““eOriginal System” means the electronic vaulting and management services and accompanying technology system comprised of proprietary and third party software, hardware, network communications equipment, lines and services, computer servers, data centers, support and maintenance services, security devices and other related technology materials of eOriginal that enable electronic contract vaulting in the timeshare industry.”
““Percentage Interest” means, as of the date with respect to any Purchaser Group or Non-Conduit Committed Purchaser, the percentage equivalent of a fraction, (i) the numerator of which is the outstanding principal amount on such date of the Note registered in the name of the Funding Agent for such Purchaser Group or such Non-Conduit Purchaser, as applicable and (ii) the denominator of which is the Outstanding Note Balance on such date.”
““Rated Final Maturity Date” means April 20, 2029, or should the Commitment Expiration Date be extended, the Payment Date that is immediately following the date that is the 12 year anniversary of the Commitment Expiration Date.”
““Required Legend” means a legend applied by the eOriginal System to every page of a document within an Electronic Timeshare Loan File, which shall read as follows: “Diamond Resorts Issuer 2008 LLC, with Wells Fargo Bank, National Association as the Indenture Trustee and secured party through its designated custodian, Wells Fargo Bank, National Association.””
““Tangible Obligor Note” means an Obligor Note which was created in paper format.”
““Tangible Timeshare Loan File” means a Timeshare Loan File, the contents of which were created in paper format.”
““Warehouse Vault Partition” means the segregated partition of the eOriginal System maintained by the Custodian in the name of the Issuer.”
The definition of “Hedge Requirement” shall be amended by deleting the reference to “6.5%” and replacing it with “7.0%”.
The definition of “Schedule of Timeshare Loans” shall be amended by adding the following item to the end thereof: “14 Electronic Timeshare Loan File/Tangible Timeshare Loan File”.
The definition of “Timeshare Loan File” shall be amended by adding the following at the end thereof: “For purposes of this definition, the term “original” shall include an “Authoritative Copy”.

4

KL2 2889986.17

The following definition shall be deleted from the Sixth Amended and Restated Standard Definitions:
““Default Rate” means, with respect to the Notes, 2.00%.”
Section 1.02.    Amendment of the Note Funding Agreement
Section 2.1(d) of the Note Funding Agreement shall be amended by adding the following to the end of the last sentence thereof:
“; provided, that, with respect to the first Borrowing to occur after the Outstanding Note Balance has been reduced to zero in connection with the delivery of a Prepayment Notice, such Borrowing shall be secured by no less than 250 Timeshare Loans.”
Section 3.2 of the Note Funding Agreement shall be amended by adding the following subsection (j) to the end thereof:
“(j)    Opinions of Counsel related to Electronic Timeshare Loan Files. Prior to the first Borrowing for which the Trust Estate contains Electronic Timeshare Loan Files, the Administrative Agent shall have received an opinion of counsel (which counsel shall be reasonably satisfactory to the Administrative Agent) with respect to security interest related matters related to the Electronic Timeshare Loans Files and the contents thereof as well as any other opinions the Administrative Agent requires relating to the Electronic Timeshare Loan Files and the contents thereof.”
Section 9.1 of the Note Funding Agreement shall be amended by deleting the same in its entirety and replacing it with:
“Section 9.1    Amendments and Waivers. This Agreement may not be amended, supplemented or modified nor may any provision hereof be waived except in accordance with the provisions of this Section 9.1. With the prior written consent of the Required Purchasers, the Administrative Agent and the Diamond Resorts Parties hereto may, from time to time, enter into written amendments, supplements, waivers or modifications hereto for the purpose of adding any provisions to this Agreement or changing in any manner the rights of any party hereto or waiving, on such terms and conditions as may be specified in such instrument, any of the requirements of this Agreement; provided, however, that no such amendment, supplement, waiver or modification shall (i) reduce the amount of or extend the maturity of any Note or reduce the rate or extend the time of payment of interest thereon, or reduce or alter the timing of any other amount payable to any Purchaser hereunder or under the Indenture, in each case without the consent of the Purchasers affected thereby, it being understood and agreed by the parties that a Purchaser who becomes a Non-Extending Purchaser in accordance with the terms and provisions hereof would not be affected hereby for the purposes of this provision by the extension of the Stated Maturity, Commitment Expiration Date or Rated Final Maturity Date by the extending Purchasers, (ii) amend, modify or waive any provision of this Section 9.1, or reduce the percentage specified in the definition of the Required Purchasers, in each case without the written consent of all Purchasers, (iii) amend, modify or waive any provision of Section VII hereof without the written consent of the Administrative Agent, (iv) increase the obligations or decrease the rights any Purchaser without its consent, (v)

5

KL2 2889986.17

modify the provisions concerning the assignment or transfer of the Notes or any interest or participation in the Notes without each Purchaser’s consent, (vi) modify the provisions of Section 9.14 or 9.15 hereof concerning Limited Recourse and No Petition in favor of a Conduit without its consent, (vii) alter how any portion of the Trust Estate may be released from the Lien of the Indenture without the consent of each Purchaser, (viii) increase the Advance Rate without the consent of each Purchaser, (ix) amend the definitions of “Borrowing Base”, “Available Borrowing Amount”, “Change in Control”, “Excluded Loan Balance” or “Hedge Requirement” in the Standard Definitions without the consent of each Purchaser and the Administrative Agent, or (x) amend or supplement the duties of the Back-up Servicer without the consent of each Purchaser, the Administrative Agent and the Back-up Servicer. Any waiver of any provision of this Agreement shall be limited to the provisions specifically set forth therein for the period of time set forth therein and shall not be construed to be a waiver of any other provision of this Agreement.”
Section 1.03.    Amendment of the Indenture
Section 1.9 of the Indenture shall be amended by deleting the same in its entirety and replacing it with:
“SECTION 1.9    Legal Holidays
In any case where any Payment Date or the Stated Maturity or the Rated Final Maturity Date or any other date on which principal of or interest on any Note is proposed to be paid shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Notes) such payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such Payment Date, Stated Maturity, Rated Final Maturity Date or other date on which principal of or interest on any Note is proposed to be paid, provided that no penalty interest shall accrue for the period from and after such Payment Date, Stated Maturity, Rated Final Maturity Date or any other date on which principal of or interest on any Note is proposed to be paid, as the case may be, until such next succeeding Business Day.”
Section 2.6 of the Indenture shall be amended by adding the following at the end of such section:
“(c)    All outstanding principal of each Note (unless sooner paid) will be due and payable on the Rated Final Maturity Date.”
Section 2.11(a) of the Indenture shall be amended by deleting the same in its entirety and replacing it with:
“The Issuer may prepay the Notes on any day, in whole or in part, on five Business Days’ prior written notice to the Administrative Agent, the Purchasers, the Indenture Trustee and each Qualified Hedge Counterparty (or such lesser notice period as shall be acceptable to the Administrative Agent, the Purchasers and the Indenture Trustee) (such notice, a “Prepayment Notice”) in accordance with Section 2.2 of the Note Funding Agreement, provided that the Issuer pays, subject to Section 3.2(b) hereof, on the date of prepayment, the amounts set forth in the Note Funding Agreement.”

6

KL2 2889986.17

Section 3.2(b)(iii) of the Indenture shall be amended by deleting the same in its entirety and replacing it with:
“(iii) Stated Maturity, Rated Final Maturity Date or Payment in Full. On the earliest to occur of the Stated Maturity, the Rated Final Maturity Date and the Payment Date on which the Outstanding Note Balance will be reduced to zero, the Indenture Trustee shall withdraw all amounts on deposit in the Reserve Account and shall deposit such amounts into the Collection Account to be used as Available Funds in accordance with Section 3.4 hereof.”
Section 3.4 of the Indenture shall be amended by deleting the same in its entirety and replacing it with:
“SECTION 3.4    Distributions.
So long as the Notes have not been accelerated, (x) on each Payment Date (other than the first to occur of the Stated Maturity and the Rated Final Maturity Date and each Payment Date thereafter), to the extent of Available Funds on deposit in the Collection Account and with respect to the payment in item (ix) below only, to the extent of Available Funds, in all cases, based on the Monthly Servicer Report, and (y) on and after the first to occur of the Stated Maturity and the Rated Final Maturity Date, to the extent of all funds on deposit in the Collection Account, at the written direction of the Servicer, the Indenture Trustee shall, make the following disbursements and distributions to the following parties no later than 3:00 P.M. (New York City time), in the following order of priority:
(i)    to the Indenture Trustee and the Custodian, ratably based on their respective entitlements, the Indenture Trustee Fee and the Custodial Fee, respectively, plus any accrued and unpaid Indenture Trustee Fees and Custodial Fees, respectively, with respect to prior Payment Dates and all expenses, including indemnities, incurred and charged by the Indenture Trustee and the Custodian during the related Due Period (up to an aggregate total of $25,000, including all expenses reimbursed on prior Payment Dates pursuant to this clause (i), per twelve month period);
(ii)    to the Qualified Hedge Counterparty, any payments due under any Hedge Agreement, if any, other than any termination payments with respect to which the Qualified Hedge Counterparty is the “Defaulting Party” or the sole “Affected Party” (as such terms are defined in the applicable Hedge Agreement);
(iii)    to the Back-Up Servicer, the Back-Up Servicing Fee, plus any accrued and unpaid Back-Up Servicing Fees with respect to prior Payment Dates plus any Transition Expenses incurred during the related Due Period (up to an aggregate cumulative total of $100,000);
(iv)    to the Servicer, the Servicing Fee, plus any accrued and unpaid Servicing Fees with respect to prior Payment Dates; provided, however, that immediately after receipt of such Servicing Fee, the Servicer shall remit the Issuer’s portion of any then due and owing Lockbox Bank Fees to each Lockbox Bank;

7

KL2 2889986.17

(v)    to the Administrative Agent, any Administrative Agent Fees, plus any accrued and unpaid Administrative Agent Fees from prior Payment Dates;
(vi)    to the Administrative Agent, as Noteholder and nominee of the Purchasers, all Non-Usage Fees, plus any accrued and unpaid Non-Usage Fees from prior Payment Dates;
(vii)    to the Administrative Agent, as Noteholder and nominee of the Purchasers, the Interest Distribution Amount, plus any unpaid Interest Distribution Amount from prior Payment Dates;
(viii)    to the Administrative Agent, as Noteholder and nominee of the Purchasers, the Principal Distribution Amount, plus any unpaid Principal Distribution Amount from prior Payment Dates;
(ix)    except if an Amortization Event shall have occurred, to the Reserve Account, all remaining amounts until the amounts on deposit in the Reserve Account shall equal the Reserve Account Required Balance;
(x)    except if an Amortization Event shall have occurred, to the Administrative Agent, as Noteholder on behalf of each Non-Extending Purchaser, an amount equal to the Non-Extending Principal Reduction Amount until each Non-Extending Purchaser’s interest in the Notes has been reduced to zero;
(xi)    if an Amortization Event shall have occurred, to the Administrative Agent, as Noteholder and nominee of the Purchasers, all remaining Available Funds, until the Outstanding Note Balance has been reduced to zero;
(xii)    to the Administrative Agent, as Noteholder and nominee of the Purchasers, the Deferred Interest Distribution Amount, if any;
(xiii)    to the Administrative Agent, as Noteholder and nominee of the Purchasers, to the extent applicable, amounts specified by the Administrative Agent as payable pursuant the Note Funding Agreement (including but not limited to Sections 2.3, 6.1, 6.2, 6.3 and/or 6.5 thereof);
(xiv)    to the Qualified Hedge Counterparty, any payments in respect of the Hedge Agreements not paid in (ii) above;
(xv)    to the Indenture Trustee, the Custodian and the Back-Up Servicer, any expenses and indemnities not paid pursuant to clause (i) or (iii) above, as applicable;
(xvi)    except if an Amortization Event shall have occurred, to the Administrative Agent, as Noteholder on behalf of each Non-Extending Purchaser, an amount equal to 90% of its ratable share (calculated, without giving effect to payments made on such Payment Date, as a percentage, the numerator of which is such Non-Extending Purchaser’s Outstanding Note Balance and the denominator of which is the Outstanding Note Balance

8

KL2 2889986.17

of the Notes) of the remaining Available Funds in reduction of each Non-Extending Purchaser’s interest in the Notes; and
(xvii)    to the Issuer, any remaining amounts.”
Section 5.3(a)(xii) of the Indenture shall be amended by deleting the same in its entirety and replacing it with:
“(xii)    not modify, waive or amend the terms of any Timeshare Loan unless a default on such Timeshare Loan has occurred or is imminent or unless such modification, amendment or waiver will not: (i) alter the interest rate on or the principal balance of such Timeshare Loan, (ii) shorten the final maturity of, lengthen the timing of payments of either principal or interest under, or any other terms of, such Timeshare Loan, (iii) adversely affect the Timeshare Interest underlying such Timeshare Loan or (iv) reduce materially the likelihood that payments of interest and principal on such Timeshare Loan will be made when due; provided, however, that the Servicer may make the modifications, amendments or waivers described in clause (i) through (iv) above, so long as such modifications, amendments or waivers are not made with respect to more than 2% of the Timeshare Loans by Aggregate Loan Balance as of the end of the calendar month prior to such modification, amendment or waiver; provided, further, the Servicer may grant an extension of the final maturity of a Timeshare Loan if the Servicer, in its reasonable discretion, determines that (i) such Timeshare Loan is in default or default on such Timeshare Loan is likely to occur in the foreseeable future, and (ii) the value of such Timeshare Loan will be enhanced by such extension, provided that the Servicer will not (a) grant more than one extension per calendar year with respect to a Timeshare Loan, (b) grant an extension for more than one calendar month with respect to a Timeshare Loan in any calendar year or (c) grant an extension that would cause the stated maturity of a Timeshare Loan to be later than 24 months prior to the Rated Final Maturity Date;”
The second paragraph of Section 5.15 of the Indenture shall be amended by deleting the same in its entirety and replacing it with:
“The Issuer agrees to indemnify, defend, and hold harmless the Indenture Trustee, the Servicer, the Custodian and the Back-up Servicer and each of their respective officers, directors, employees and agents from and against all costs, expenses, losses, claims, damages and liabilities (including reasonable attorneys’ fees and expenses) arising out of or incurred in connection with the acceptance or performance of the trusts and duties contained herein or in the other Transaction Documents, except, with respect to any such indemnified party, to the extent that such cost, expense, loss, claim, damage, or liability shall be due to the willful misconduct, bad faith or negligence of such indemnified party. Indemnification under this paragraph of Section 5.15 by the Issuer shall survive the termination of this Indenture. The indemnified parties in this paragraph of Section 5.15 agree that any indemnification by the Issuer shall be subject to the priority of distributions in Sections 3.4 and 6.6, and such obligations are limited recourse obligations of the Issuer payable solely from the Trust Estate. Such indemnification shall include, but not be limited to, liabilities, obligations, losses, damages, penalties, actions, judgments, suits, payments, costs or

9

KL2 2889986.17

expenses relating to or arising out of (a) the conduct of any Diamond Resorts Entity and any Obligor of any transaction by electronic means, (b) the creation, generation, communication or transfer of Electronic Timeshare Loan Files by electronic means, (c) the utilization by any Diamond Resorts Entity of the web portal, the eOriginal System or software of eOriginal, (d) the failure of the eOriginal System to create and maintain a single Authoritative Copy of any document in any Electronic Timeshare Loan File or to otherwise conform to the eOriginal System description, except due to a modification made by or at the direction of the Custodian not in compliance with the terms of this Agreement or the Custodial Agreement or not at the direction of the Administrative Agent, (e) the negligence, or fraudulent or willful misconduct of eOriginal in connection with the Electronic Timeshare Loan Files and (f) any system failure, loss of data, data breach or other impairment with respect to, or any inability of the Custodian, the Servicer, any other Diamond Resorts Entity or the Administrative Agent to access, the eOriginal System or the Warehouse Vault Partition or the Electronic Timeshare Loan Files therein.”
Section 6.6 of the Indenture shall be amended by deleting the same in its entirety and replacing it with:
“SECTION 6.6     Allocation of Money Collected.
Subject to the following paragraph, if the Notes have been declared, have automatically become, or otherwise become due and payable following an Event of Default and such declaration or automatic acceleration has not been rescinded or annulled, any money collected by the Indenture Trustee in respect of the Trust Estate and any other money that may be held thereafter by the Indenture Trustee as security for the Notes, including, without limitation, the amounts on deposit in the Reserve Account, shall be applied in the following order, at the date or dates fixed by the Indenture Trustee and, in case of the distribution of such money on account of principal or interest, without presentment of any Notes:

10

KL2 2889986.17

(i)    to the Indenture Trustee, the Custodian and the Back-Up Servicer, ratably based on their respective entitlements, any unpaid amounts due under the Indenture;
(ii)    to the Qualified Hedge Counterparty, any payments due to the Hedge Counterparty under any Hedge Agreement, if any (other than any termination payment with respect to which the Qualified Hedge Counterparty is the “Defaulting Party” or the sole “Affected Party” (as such terms are defined in the applicable Hedge Agreement;
(iii)    to the Servicer, any unpaid Servicing Fees; provided, however, that immediately after receipt of such Servicing Fees, the Servicer shall remit the Issuer’s portion of any then due and owing Lockbox Bank Fees to each Lockbox Bank;
(iv)    to the Administrative Agent, any unpaid Administrative Agent Fees;
(v)    to each Purchaser, its Non-Usage Fees;
(vi)    to each Purchaser, its portion of the Interest Distribution Amount;
(vii)    to each Purchaser, all remaining amounts until the Outstanding Note Balance of the Notes is reduced to zero;
(viii)    to each Purchaser, its portion of the Deferred Interest Distribution Amount;
(ix)    to each Purchaser, to the extent applicable, all other amounts due and unpaid under any Transaction Document;
(x)    to the Hedge Counterparty, any amounts due under the Hedge Agreements not paid in (ii) above; and
(xi)    to the Issuer, any remaining amounts.
Notwithstanding the foregoing paragraph, if the Notes have become due and payable following an Event of Default specified in clause (e) or (f) of the definition of “Event of Default” and the Indenture Trustee shall not have effected a sale of the assets pursuant to Section 6.16 hereof comprising the Trust Estate, any money collected by the Indenture Trustee in respect of the Trust Estate shall be applied in accordance with the priorities specified in Section 3.4 hereof.”
Section 6.8 of the Indenture shall be amended by deleting the same in its entirety and replacing it with:
“SECTION 6.8    Unconditional Right of Noteholders to Receive Principal and Interest.
Notwithstanding any other provision in this Indenture, other than the provisions hereof limiting the right to recover amounts due on the Notes to recoveries from the property comprising the Trust Estate, the Holder of any Note and each Purchaser (as a beneficial holder of a Note) shall have the absolute and unconditional right to receive payment of the principal of and interest on such Note as such payments of principal and interest become due, including the Rated Final Maturity Date, and such right shall not be impaired without the consent of such Noteholder or such Purchaser.”

11

KL2 2889986.17

Section 6.14 of the Indenture shall be amended by deleting the same in its entirety and replacing it with:
“SECTION 6.14    Undertaking for Costs
All parties to this Indenture agree (and each Holder of any Note by its acceptance thereof shall be deemed to have agreed) that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 6.14 shall not apply to any suit instituted by the Indenture Trustee or to any suit instituted by the Administrative Agent or a Purchaser for the enforcement of the payment of the principal of or interest on any Note on or after the maturities for such payments, including the Rated Final Maturity Date as applicable.”
Section 9.2 of the Indenture shall be amended by deleting the last sentence thereof in its entirety and replacing it with:
“The Indenture Trustee shall promptly deliver to the Administrative Agent and each Qualified Hedge Counterparty a copy of any supplemental indenture entered into pursuant to Section 9.2 hereof. ”
Section 11.1(a)(i)(B) of the Indenture shall be amended by deleting the same in its entirety and replacing it with:
“(B) the final installments of principal on all such Notes not theretofore delivered to the Indenture Trustee for cancellation (1) have become due and payable, or (2) will become due and payable at the earlier of the Stated Maturity and the Rated Final Maturity Date, as applicable within one year, and the Issuer has irrevocably deposited or caused to be deposited with the Indenture Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Notes to the date of such deposit (in the case of Notes which have become due and payable) or to the earlier of the Stated Maturity and the Rated Final Maturity Date, upon the delivery of such Notes to the Indenture Trustee for cancellation,”
Section 1.04.    Amendment of the Sale Agreement and the Purchase Agreement
Section 5(a)(xviii)(2) of the Sale Agreement is hereby amended by deleting the same in its entirety and replacing it with:
“(2)     The Timeshare Loans and the documents evidencing such Timeshare Loans constitute either “accounts”, “chattel paper”, “instruments”, “payment intangibles” or “general intangibles” within the meaning of the applicable UCC, but in no event constitute “electronic chattel paper” within the meaning of the applicable UCC.”

12

KL2 2889986.17

Section 5(a)(xviii)(5) of the Sale Agreement is hereby amended by deleting the same in its entirety and replacing it with:
“(5)    All original executed copies of each Obligor Note (which shall include Authoritative Copies of Electronic Obligor Notes) that constitute or evidence any Conveyed Timeshare Property have been Delivered to the Custodian and the Issuer has received a Trust Receipt therefor, which acknowledges that the Custodian is holding the Tangible Obligor Notes and has control of the Electronic Obligor Notes that, in each case, constitute or evidence any Conveyed Timeshare Property solely on behalf of and for the benefit of the Indenture Trustee.”
Item (f) of Schedule I of the Sale Agreement and item (f) of Schedule I of the Purchase Agreement is hereby amended by deleting the same in its entirety and replacing it with:
“(f)    All of the related Timeshare Loan Servicing Files for such Timeshare Loan have on or prior to the Funding Date (or the related Transfer Date) been obtained by the Servicer and all the related Timeshare Loan Files have been Delivered to the Custodian, the Custodian has issued a Trust Receipt (as defined in the Custodial Agreement) therefor and no Material Exceptions (as defined in the Custodial Agreement) have been cited by the Custodian.”
Item (o) of Schedule I of the Sale Agreement and item (o) of Schedule I of the Purchase Agreement is hereby amended by deleting the same in its entirety and replacing it with:
“(o)    If the related Timeshare Loan File is an Electronic Timeshare Loan File, then each item contained therein was created as an Authoritative Copy using the DocuSign System and maintained as an Authoritative Copy using the eOriginal System.”
Item (dd) of Schedule I of the Sale Agreement and item (dd) of Schedule I of the Purchase Agreement is hereby amended by deleting the same in its entirety and replacing it with:
“(dd)    Each Tangible Obligor Note constitutes an “instrument” under the Uniform Commercial Code of the jurisdiction in which such Tangible Obligor Note will at all times be located. Each Timeshare Loan which is not evidenced by a Tangible Obligor Note but is evidenced in paper form constitutes either “tangible chattel paper” or a “payment intangible” within the meaning of the Uniform Commercial Code in which such tangible chattel paper is located, in case of tangible chattel paper, or within the meaning of the Uniform Commercial Code in the State of Delaware in the case of a payment intangible. Each Timeshare Loan evidenced by an Electronic Obligor Note constitutes a “payment intangible” within the meaning of the Uniform Commercial Code in the State of Delaware and does not constitute “electronic chattel paper” within the meaning of the Uniform Commercial Code in the State of Delaware. There is no more than one original executed copy of each Obligor Note or each Right-to-Use Agreement. For the avoidance of doubt, an Authoritative Copy of an Electronic Obligor Note or any other document shall constitute an original.”
Section 1.05. Amendment of the Custodial Agreement

13

KL2 2889986.17

Concurrently with the execution and delivery of this Amendment, the parties to the Custodial Agreement hereby amend and restate the Custodial Agreement as the Sixth Amended and Restated Custodial Agreement in its entirety in the form attached hereto as Exhibit A.
Section 1.06. Amendment of the Undertaking Agreement
Section 1(a)(i) of the Undertaking Agreement is hereby amended by deleting the same in its entirety and replacing it with the following:
“cause the due and punctual performance and observance by (A) the Depositor and its successors and assigns of all terms, covenants, conditions, agreements, undertakings and other obligations to be performed or observed by the Depositor under the Sale Agreement, (B) DFS of all terms, covenants, conditions, agreements, undertakings and other obligations to be performed or observed by DFS as initial Servicer under the Indenture (other than the provisions of Section 5.15 thereof) and (C) DFS of its indemnity obligations to be performed or observed under the Custodial Agreement, each in accordance with the respective terms thereof (the “Obligations”); and”.
Section 2.01.    Rating Agency Notice
(i) Each of DRC, Holdings, Parent, DRFHC, the Servicer, the Depositor and the Issuer severally agree, as indicated, to provide Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business notice of the occurrence of any of the following events and, to the extent applicable, copies of any relevant documentation related thereto, at the address listed in Section 2.02 hereof:

a)	by the Issuer, of any Borrowing under the Note Funding Agreement and the related Hedge Agreement term sheet and amortization schedule;

b)	by the Performance Guarantor, of the release of such Performance Guarantor from its obligations under the Undertaking Agreement;

c)
by the Servicer, to the extent there is a reduction in the policy limits of property damage insurance coverage for the timeshare fractional interest resorts, or the Servicer has determined that such coverage, in accordance with Servicing Standard, if not available on commercially reasonable terms;

d)
by the Servicer, for so long as an Affiliate of Servicer controls the Association for a Resort, and an Affiliate of the Servicer is the manager, any amendment or modification related to the management contract and master marketing and sales contract that does not materially and adversely affect the Noteholders;

e)
by the Servicer, of receiving notice of any claim, action or proceeding which may be reasonably expected to have a material adverse effect on the Trust Estate, or any material part thereof, or any action, suit, proceeding, order or injunction of which Servicer becomes aware after the date hereof pending or threatened

14

KL2 2889986.17

against or affecting Servicer or any Affiliate which may be reasonably expected to have a material adverse effect on the Trust Estate or the Servicer’s ability to service the same;

f)	by the Servicer, of any material amendment or change to the Collection Policy;

g)	by the Servicer, of any material modification, waiver or amendment of the terms of any Timeshare Loan effected pursuant to Section 5.3(a)(xii) of the Indenture;

h)
by the Servicer, if any Authorized Officer of the Servicer shall have knowledge of the occurrence of a default by the Servicer under the Indenture, the nature of such default and the action, if any, the Servicer is taking in respect of such default;

i)	by the Servicer, of any merger or consolidation of the Servicer;

j)	by the Servicer, of any sub-servicing agreement;

k)	by the Issuer, of any appointment of a successor Indenture Trustee;

l)	by the Issuer, of any appointment of co-indenture trustee or separate trustee; and

m)
by the Issuer, promptly upon a Responsible Officer becoming aware thereof, any proposed or pending investigation by any governmental authority or agency or and pending or proposed court or administrative proceeding which involves or may involve the possibility of materially and adversely affecting the properties, business, prospects, profits or condition (financial or otherwise) of the Issuer and what action the Issuer is taking or proposes to take with respect thereto and evaluating its merits.

(ii) The Indenture Trustee agrees to provide Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business notice of the occurrence of any of the following events and, to the extent applicable, copies of any relevant documentation related thereto, at the address listed in Section 2.02 hereof:

a)	an amendment of any provision of the Undertaking Agreement;

b)	if a Trust Account ceases to be an Eligible Bank Account and the Indenture Trustee is unable to establish a new Trust Account that is an Eligible Bank Account within 30 days, with an action plan;

c)	resignation of the Servicer;

d)
in the event that Wells Fargo Bank, National Association as the initial Back-Up Servicer is terminated for any reason, or fails or is unable to act as Back-Up Servicer and/or as Successor Servicer, the appointment of a new Back-Up

15

KL2 2889986.17

Servicer and/or Successor Servicer and the entering into of a new back-up servicing agreement;

e)	any declaration or automatic acceleration of the Notes;

f)	any action taken by the Indenture Trustee pursuant to Section 6.3 of the Indenture;

g)
upon a Responsible Officer obtaining knowledge thereof, any event which constitute an Event of Default or a Servicer Event of Default or would trigger or would constitute an Event of Default or a Servicer Event of Default but for the requirement that notice be given or time elapse or both, notice; and

h)	any supplement indenture.
Section 2.02.    Rating Agency Address
Standard & Poor’s Ratings Services,
a Standard & Poor’s Financial Services LLC business
55 Water Street, 41st Floor
New York, New York 10041-0003
Attention: ABS Surveillance
Email Address: structuredcreditreports@sandp.com
Section 3.01.    Representations and Warranties
DRC, Holdings, Parent, DRFHC, the Servicer, the Depositor and the Issuer hereby represent and warrant to each of the other Transaction Parties that, after giving effect to this Amendment: (a) the representations and warranties set forth in each of the Transaction Documents by each of DRC, Holdings, Parent, DRFHC, the Servicer, the Depositor and the Issuer are true and correct in all material respects on and as of the date hereof, with the same effect as though made on and as of such date (except to the extent that any representation and warranty expressly relates to an earlier date, then such earlier date), (b) on the date hereof, no Default has occurred and is continuing, (c) the execution, delivery and performance of this Amendment in accordance with its terms and the consummation of the transactions contemplated hereby by any of them do not and will not (i) require any consent or approval of any Person, except for consents and approvals that have already been obtained, (ii) violate any applicable law, or (iii) contravene, conflict with, result in a breach of, or constitute a default under their organization documents, as the same may have been amended or restated, or contravene, conflict with, result in a breach of or constitute a default under (with or without notice or lapse of time or both) any indenture, agreement or other instrument, to which such entity is a party or by which it or any of its properties or assets may be bound, and (d) for purposes of determining withholding taxes imposed under the Sections 1471 through 1474 of the US Internal Revenue Code (“FATCA”), DRC, Holdings, Parent, DRFHC, the Servicer, the Depositor, the Issuer, the Administrative Agent, the Indenture Trustee and the Custodian shall treat  this Amendment as a modification that is not a “material modification” under Treasury Regulation section 1.1471-2(b)(2)(iv).  The Issuer agrees to provide to the Indenture Trustee prompt written notice of any material modification of the Notes (for FATCA purposes) of which it becomes aware. The Indenture Trustee

16

KL2 2889986.17

shall assume that no material modification for FATCA purposes has occurred regarding the Notes, unless the Indenture Trustee receives written notice of such modification from the Issuer.
Section 3.02.    References in all Transaction Documents.
To the extent any Transaction Document contains a provision that conflicts with the intent of this Amendment, the parties agree that the provisions herein shall govern.
Section 3.03.    Counterparts.
This Amendment may be executed (by facsimile or otherwise) in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.
Section 3.04.    Governing Law.
THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE TRANSACTION PARTIES SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
Section 3.05.    Severability of Provisions.
If any one or more of the covenants, agreements, provisions or terms of this Amendment shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions of this Amendment.
Section 3.06.    Continuing Effect.
Except as expressly amended hereby, each Transaction Document shall continue in full force and effect in accordance with the provisions thereof and each Transaction Document is in all respects hereby ratified, confirmed and preserved.
Section 3.07.    Successors and Assigns.
This Amendment shall be binding upon and inure to the benefit of the Transaction Parties and their respective successors and permitted assigns.
Section 3.08    No Bankruptcy Petition.

17

KL2 2889986.17

(a)    Each of the parties to this Amendment hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all outstanding indebtedness for borrowed money of any Conduit, it will not institute against, or join any other Person in instituting against any Conduit any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States. The provisions of this Section 3.08(a) shall survive the termination of this Amendment.
(b)    Each of the parties to this Amendment hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all Notes, it will not institute against, or join any other Person in instituting against the Issuer or the Depositor any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States. The provisions of this Section 3.08(b) shall survive the termination of this Amendment.
Section 3.09    Jurisdiction; Waiver of Trial by Jury.
EACH PARTY TO THIS AMENDMENT HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT IN THE STATE OF NEW YORK IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND RELATED TO OR IN CONNECTION WITH THIS AMENDMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY AND CONSENTS TO THE PLACING OF VENUE IN NEW YORK COUNTY OR OTHER COUNTY PERMITTED BY LAW. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THIS AMENDMENT MAY NOT BE LITIGATED IN OR BY SUCH COURTS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY AGREES NOT TO SEEK AND HEREBY WAIVES THE RIGHT TO ANY REVIEW OF THE JUDGMENT OF ANY SUCH COURT BY ANY COURT OF ANY OTHER NATION OR JURISDICTION WHICH MAY BE CALLED UPON TO GRANT AN ENFORCEMENT OF SUCH JUDGMENT. EXCEPT AS PROHIBITED BY LAW, EACH PARTY HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT.
[Signature pages follow]

18

KL2 2889986.17

IN WITNESS WHEREOF, the parties below have caused this Amendment to be duly executed by their respective duly authorized officers of the day and year first above written.
DIAMOND RESORTS ISSUER 2008 LLC, as Issuer
By:    ___/s/ Lillian Luu______________
Name: Lillian Luu
Title: Treasurer
Address for notices:
c/o Diamond Resorts Corporation
10600 West Charleston Boulevard
Las Vegas, NV 89135
Attention: General Counsel
Telecopy: 702-765-8615

DIAMOND RESORTS CORPORATION,
as Performance Guarantor

By:    ___/s/ Lillian Luu______________
Name: Lillian Luu
Title: Treasurer
Address for notices:
c/o Diamond Resorts Corporation
10600 West Charleston Boulevard
Las Vegas, NV 89135
Attention: General Counsel
Telecopy: 702-765-8615

DIAMOND RESORTS HOLDINGS, LLC,
as Performance Guarantor

By:    __/s/ Lillian Luu_________________
Name: Lillian Luu
Title: Treasurer
Address for notices:
c/o Diamond Resorts Corporation
10600 West Charleston Boulevard
Las Vegas, NV 89135
Attention: General Counsel
Telecopy: 702-765-8615

DIAMOND RESORTS INTERNATIONAL, INC.,
as Performance Guarantor

By:    __/s/ Lillian Luu_________________
Name: Lillian Luu
Title: Treasurer
Address for notices:
c/o Diamond Resorts Corporation
10600 West Charleston Boulevard
Las Vegas, NV 89135
Attention: General Counsel
Telecopy: 702-765-8615

DIAMOND RESORTS DEPOSITOR 2008 LLC, as Depositor

By:    ___/s/ Lillian Luu_________________
Name: Lillian Luu
Title: Treasurer
Address for notices:
c/o Diamond Resorts Corporation
10600 West Charleston Boulevard
Las Vegas, NV 89135
Attention: General Counsel
Telecopy: 702-765-8615

DIAMOND RESORTS FINANCE HOLDING COMPANY

By:    ___/s/ Lillian Luu_________________
Name: Lillian Luu
Title: Treasurer
Address for notices:
c/o Diamond Resorts Corporation
10600 West Charleston Boulevard
Las Vegas, NV 89135
Attention: General Counsel
Telecopy: 702-765-8615

DIAMOND RESORTS FINANCIAL SERVICES, INC., as Servicer

By:    __/s/ David Womer_________________
Name: David Womer
Title: President
Address for notices:
c/o Diamond Resorts Corporation
10600 West Charleston Boulevard
Las Vegas, NV 89135

Attention: General Counsel
Telecopy: 702-765-8615
WELLS FARGO BANK, NATIONAL ASSOCIATION, as Indenture Trustee, Custodian and Back-Up Servicer

By:    ___/s/ Tara H. Anderson___________
Name: Tara H. Anderson
Title: Vice President
Address for notices:
Wells Fargo Bank, National Association
MAC N9311-161
Sixth Street & Marquette Avenue
Minneapolis, Minnesota 55479
Attention: Corporate Trust Services/Asset-Backed Administration
Facsimile Number: 612-667-3464

CREDIT SUISSE AG, NEW YORK BRANCH,
as Administrative Agent

By:    ___/s/ Patrick J. Hart_______________
Name: Patrick J. Hart
Title: Vice President
By:    ___/s/ Erin McCutcheon____________
Name: Erin McCutcheon
Title: Vice President
Address for notices:
Eleven Madison Avenue
New York, NY 10010
Attention: Conduits and Credit Products Group
Telephone: 212-325-6688
Facsimile: 212-325-4599
Bank Name: Bank of New York, NY
ABA Number: 021-000-018
Account Number: 890-038-7025
Attention: Fred Mastromarino
Reference: Credit Suisse AG, New York Branch

GIFS CAPITAL COMPANY, LLC
as a Conduit

By:    ___/s/ Thomas J. Irvin____________
Name: Thomas J. Irvin
Title: Manager
Address for notices:
GIFS Capital Company, LLC
Suite 4900
277 West Monroe St.
Chicago, IL 60606
Attention: Operations
Telephone: 312-977-4560
Email:  chioperations@guggenheimpartners.com
with a copy to:
Credit Suisse AG, New York Branch, as Administrative Agent
Eleven Madison Avenue
New York, NY 10010
Attention: Asset Finance
Telephone: 212-325-6688
Facsimile:212-325-4599
Bank Name: Deutsche Bank Trust Company Americas
ABA Number: 021 001 033
Name of Crediting Account: GIFS Capital Company, LLC
Account Number: 00-471-283
Reference: Diamond Resorts Warehouse

CREDIT SUISSE AG, NEW YORK BRANCH,
as a Funding Agent

By:	__/s/ Patrick J. Hart________________
Name: Patrick J. Hart
Title: Vice President

By:	__/s/ Erin McCutcheon______________
Name: Erin McCutcheon
Title: Vice President

Address for notices:
Eleven Madison Avenue
New York, NY 10010
Attention: Conduits and Credit Products Group
Telephone: 212-325-6688
Telecopy: 212-325-4599

Bank Name: Bank of New York, NY
ABA Number: 021-000-018
Account Number: 890-038-7025
Attention: Fred Mastromarino
Reference: Credit Suisse AG, New York Branch

Exhibit A
Sixth Amended and Restated Custodial Agreement

Exhibit A
Execution Copy

SIXTH AMENDED AND RESTATED CUSTODIAL AGREEMENT
This SIXTH AMENDED AND RESTATED CUSTODIAL AGREEMENT (this “Agreement”), dated as of June 26, 2015, is entered into by and among Wells Fargo Bank, National Association, as custodian (in such capacity, the “Custodian”), Diamond Resorts Issuer 2008 LLC, as issuer (the “Issuer”), Wells Fargo Bank, National Association, as indenture trustee (the “Indenture Trustee”) for the benefit of the Noteholders (the “Noteholders”) of the Issuer’s Variable Funding Notes (the “Notes”), Credit Suisse AG, New York Branch, in its capacity as agent (the “Administrative Agent”) for the Purchasers and the Funding Agents under the Note Funding Agreement (as defined below) and Diamond Resorts Financial Services, Inc. as servicer (in such capacity the “Servicer”), and hereby amends and restates in its entirety that certain Fifth Amended and Restated Custodial Agreement, dated as of January 30, 2015 (the “Fifth A/R Custodial Agreement”), among the parties thereto, which amended and restated in its entirety that certain fourth amended and restated custodial agreement, dated as of April 1, 2013, among the parties thereto, which amended and restated in its entirety that certain third amended and restated custodial agreement, dated as of October 1, 2011, among the parties thereto, which amended and restated in its entirety that certain second amended and restated custodial agreement, dated as of August 31, 2010, among the parties thereto, which amended and restated in its entirety that certain amended and restated custodial agreement, dated as of July 16, 2010, among the parties thereto, which amended and restated in its entirety that certain custodial agreement, dated as of November 3, 2008 (collectively, the “Original Custodial Agreement”), among the parties thereto.
R E C I T A L S
WHEREAS, the parties hereto desire to amend and restate in its entirety the Fifth A/R Custodial Agreement as provided herein, and all actions required to do so under the Fifth A/R Custodial Agreement have been taken;
WHEREAS, pursuant to that certain Sixth Amended and Restated Note Funding Agreement, dated as of January 30, 2015 (the “Note Funding Agreement”), by and among the Issuer, Diamond Resorts Depositor 2008 LLC (the “Depositor”), the Performance Guarantors, the Administrative Agent and the Purchasers and Funding Agents named therein, the Purchasers and Funding Agents have agreed to provide financing to the Issuer for the purchase of Timeshare Loans;
WHEREAS, pursuant to that certain Fifth Amended and Restated Sale Agreement, dated as of January 30, 2015 (the “Sale Agreement”), by and between the Depositor and the Issuer, the Issuer has acquired and will acquire, from time to time, Timeshare Loans;
WHEREAS, pursuant to that certain Sixth Amended and Restated Indenture, dated as of January 30, 2015 (the “Indenture”), by and among the Issuer, the Servicer, the Administrative Agent and the Indenture Trustee, the Issuer pledged, among other things, such Timeshare Loans and the Related Security to secure the Notes;
WHEREAS, in connection with each Borrowing, the Issuer will cause the related Timeshare Loan Files to be Delivered to the Custodian on behalf of the Indenture Trustee for the benefit of the Noteholders;

KL2 2900728.7

WHEREAS, the Indenture Trustee desires that the Custodian hold the Tangible Timeshare Loan Files and other related documents as the custodian for, and bailee of, the Indenture Trustee in order to perfect the Indenture Trustee’s security interest in the Timeshare Loans for which there are Tangible Timeshare Loan Files in accordance with the terms and conditions of this Agreement.
Capitalized terms used but not defined herein shall have the meanings specified in the Sixth Amended and Restated Standard Definitions (the “Standard Definitions”) attached as Annex A to the Indenture and to the extent that the Standard Definitions attached to the Indenture are further amended from time to time in accordance with the terms of the Indenture, such amended Standard Definitions shall apply to and be incorporated in this Agreement by reference as though attached hereto. For purposes of this Agreement, in the context of “control” of an Electronic Timeshare Loan File (or any documents a part thereof), a party has “control” of such Electronic Timeshare Loan File (or document a part thereof) if it would have control as described in Section 9-105 of the UCC with respect to control of electronic chattel paper; provided, that it is agreed and understood by the Diamond Resorts Entities and the Administrative Agent (and the Diamond Resorts Entities and the Administrative Agent hereby direct the Indenture Trustee and the Custodian to agree) that no record comprising any Electronic Timeshare Loan File constitutes “electronic chattel paper”.
NOW THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the parties hereto agree as follows:
ARTICLE I
CUSTODY OF TIMESHARE LOANS
Section 1.1    Custodian to Act as Agent; Delivery of Timeshare Loan Files.
(a)    Appointment. Wells Fargo Bank, National Association has been appointed as the Custodian with respect to the Timeshare Loan Files related to the Timeshare Loans. The Custodian has accepted such appointment and (i) has agreed to maintain and hold all Tangible Timeshare Loan Files received by it for the exclusive benefit of the Indenture Trustee on behalf of the Noteholders and (ii) has agreed to maintain and have control of all Electronic Timeshare Loan Files received by it for the exclusive benefit of the Indenture Trustee on behalf of the Noteholders. With respect to such Timeshare Loan Files, the Custodian agrees to act in accordance with this Agreement or in accordance with any directions of the Administrative Agent or the Indenture Trustee on behalf of the Noteholders. In the event of any conflict between such instructions from the Administrative Agent or the Indenture Trustee and the terms of this Agreement, the instructions from the Administrative Agent shall control. Except as specifically set forth herein, under no circumstances shall the Custodian (i) Deliver any Timeshare Loan Files to any other Person, or (ii) take any directions with respect to any Timeshare Loan Files from any other Person, without the express prior written consent of the Administrative Agent.
(b)    Delivery. At least five Business Days prior to each Funding Date or Transfer Date (with respect to any Qualified Substitute Timeshare Loans or Additional Timeshare Loans) (each, a “Delivery Date”), the Issuer shall cause to be Delivered to the Custodian (i) a Schedule of

KL2 2889986.17

Timeshare Loans, identifying the Timeshare Loan Files related to the Timeshare Loans related to such Funding Date or Transfer Date, in electronic format, and (ii) each of the items described in the definition of “Timeshare Loan Files,” except that as to any Mortgage initially delivered in the form described in the proviso in clause (b) of such definition, such Mortgage shall be replaced by delivery to the Custodian of the original Mortgage (or a copy thereof) with evidence that such Mortgage has been filed in the appropriate recording office, within ten days following receipt thereof by the Servicer.
(c)    Certification. Not later than 1:00 p.m. Eastern Time on the Business Day prior to each Funding Date or Transfer Date, as applicable, the Custodian shall certify to the Indenture Trustee, the Servicer, the Administrative Agent and the Issuer, that it has in its possession or its control, as applicable, the Timeshare Loan Files for each of the related Timeshare Loans and shall deliver to the Administrative Agent (with a copy to the Indenture Trustee, the Servicer and the Issuer) a Trust Receipt (which may be delivered electronically) in the form attached hereto as Exhibit A (each, a “Trust Receipt”) for such Timeshare Loan Files for each of the related Timeshare Loans, a Custodian Loan Transmission, an Inventory Report and a Material Exception Report. Upon receipt of any documents not initially included in a Timeshare Loan File delivered to the Custodian hereunder, but subsequently Delivered thereto for the purpose of curing a Material Exception previously identified in a Material Exception Report (all such documents, “Trailing Documents”), the Custodian shall within five Business Days following such receipt, deliver an updated Material Exception Report to the Administrative Agent (with a copy to the Indenture Trustee, the Servicer and the Issuer).
Section 1.2    Custodian’s Review of Timeshare Loans; Duties with Respect to Timeshare Loans.
(a)    Within one Business Day of a Delivery Date (as to Delivery of up to 1,500 Timeshare Loan Files) or within a time period agreed upon by the Custodian, the Administrative Agent, the Indenture Trustee and the Servicer, which shall be no later than within three Business Days of such Delivery Date (as to Delivery of more than 1,500 Timeshare Loan Files) (the “Applicable Review Period”), the Custodian shall verify that (i) all documents required to be Delivered to it pursuant to this Agreement are in the Custodian’s possession or control, as applicable, and (ii) such documents appear regular on their face and relate to the appropriate Timeshare Loans and none of the Timeshare Loan Files contains evidence of any current claims, liens, security interests or encumbrances (other than the Lien of the Indenture) and is not being held by or maintained by the Custodian for any other party, and (iii) based only on the Custodian’s examination of the Timeshare Loan Files:
(i)    the information set forth on the Schedule of Timeshare Loans as to the Loan/Contract Number, Original Loan Balance and Name of Obligor accurately reflects the information contained in the documents contained in each Timeshare Loan File;
(ii)    the Obligor Note bears an original signature or signatures (in the case of a Tangible Obligor Note) or an electronic signature or signatures (in the case of an Electronic Obligor Note) purporting to be the signature or signatures of the person or persons named as the maker and obligor or grantor thereunder (or, in either case, a Lost Note Affidavit, in

KL2 2889986.17

the form attached to the Sale Agreement as Exhibit C, with a copy of such Obligor Note attached thereto);
(iii)    if the Timeshare Loan is a Mortgage Loan, the related Mortgage, or until the original Mortgage has been returned to the originator of the Mortgage Loan by the appropriate recording office, a photocopy of an unrecorded Mortgage that has been delivered to such recording office, bears (or, as to the related Mortgage, has been certified by the Servicer to bear) an original signature or signatures purporting to be the signature or signatures of the person or persons named as the maker and obligor or grantor thereunder;
(iv)    if such Timeshare Loan is a Right-to-Use Loan, the related Right-to-Use Agreement bears (or, as to the related Right-to-Use Agreement has been certified by the Servicer to bear) an original signature or signatures (with respect to a Tangible Timeshare Loan File) or an electronic signature or signatures (with respect to an Electronic Timeshare Loan File) purporting to be the signature or signatures of the person or persons named as the maker and obligor or grantor thereunder;
(v)    if the Timeshare Loan is a Mortgage Loan, the original loan balance of the indebtedness secured by the Mortgage is identical to the original loan balance of the Obligor Note, and if the Timeshare Loan is a Right-to-Use Loan, the original loan balance of the indebtedness indicated in the related Right-to-Use Agreement is identical to the original loan balance of the Obligor Note or as indicated in the related Right-to-Use Agreement;
(vi)    if a Tangible Obligor Note, it bears original endorsements or allonges endorsed “in blank” that complete the chain of ownership from the original holder or payee, and if an Electronic Obligor Note, it bears an electronic copy of endorsements or allonges endorsed “in blank” that complete the chain of ownership from the original holder or payee;
(vii)    if such Timeshare Loan is a Mortgage Loan, the original (or, in the case of any Electronic Timeshare Loan File, an electronic copy) of the assignment of the related Mortgage (which may be part of a blanket assignment of more than one Timeshare Loan in which case a copy is sufficient so long as the Custodian has the original blanket assignment in its possession) from the named obligee or beneficiary bears the original signature purporting to be the signature of the named obligee or beneficiary (and any other necessary party including subsequent assignors) (in either case that completes the chain of assignment from the originator of the Mortgage Loan to the Indenture Trustee).
In making such verification, the Custodian may rely conclusively on the Schedule of Timeshare Loans and the documents constituting the Timeshare Loan Files, and the Custodian shall have no obligation to independently verify the correctness of such Schedule of Timeshare Loans or any Timeshare Loan File. In the event the Custodian shall discover any defect or circumstance with respect to a Timeshare Loan as set forth on Annex A attached hereto (a “Material Exception”), the Custodian shall notify the Servicer, the Administrative Agent and the Indenture Trustee of such Material Exception in the applicable periodic report of the Material Exceptions applicable to the Timeshare Loans (a “Material Exception Report”). To assist the Custodian in its verification

KL2 2889986.17

process, the Servicer shall prepare and deliver to Custodian a checklist of documents in a form mutually acceptable to the Servicer, the Administrative Agent and the Custodian.
(b)    (i) Prior to the occurrence and continuation of any Servicer Event of Default, the Servicer shall have the right to obtain documents from Tangible Timeshare Loan Files from the Custodian for servicing related purposes and to correct errors and omissions in the documents; provided that the aggregate of the outstanding Loan Balances of the related Timeshare Loans released to the Servicer shall not at any time exceed 5% of the Aggregate Loan Balance (which limit the Servicer shall be obligated to monitor and identify on each Request). The Custodian agrees to Deliver such documents to the Servicer by no later than three (3) Business Days after receipt from the Servicer of a request for release of Tangible Timeshare Loan Files as set forth in Exhibit B hereto (a “Request”) executed by the Servicer and delivered to the Administrative Agent and the Custodian.
(ii)    The Servicer covenants and agrees to return all Tangible Timeshare Loan Files to the Custodian within twenty (20) days after transmittal thereby from the Custodian to the Servicer; provided that if the Servicer shall require a Tangible Timeshare Loan File for a period longer than twenty (20) days, the Servicer may, subject to three (3) days’ prior written notice to the Administrative Agent (which notice must be specific as to the reason therefor), have a one-time extension of five (5) days.
(iii)    Notwithstanding clause (ii) above, if the Servicer shall have delivered an Officer’s Certificate to the Custodian and the Administrative Agent in form and substance satisfactory to the Administrative Agent that a Timeshare Loan is in the process of foreclosure and it is necessary for the Servicer to deliver the related Tangible Timeshare Loan Files to an attorney-at-law to complete the foreclosure process, the Servicer may deliver such Tangible Timeshare Loan Files to such attorney-at-law so long as such attorney-at-law (A) is an Acceptable Attorney and (B) delivers an Attorney’s Bailee Letter in connection with such Tangible Timeshare Loan Files. An “Acceptable Attorney” is an attorney-at-law for whom the Administrative Agent has not notified the Servicer is unacceptable. An “Attorney’s Bailee Letter” means a bailee letter in a form acceptable to the Administrative Agent pursuant to which the related Acceptable Attorney (1) acknowledges receipt of each document included therein, (2) confirms that such Acceptable Attorney is holding such documents in trust and as bailee of the Indenture Trustee for the benefit of the Noteholders, for return as soon as possible, (3) agrees to return such Tangible Timeshare Loan Files within seven (7) Business Days following receipt thereof by such Acceptable Attorney; provided that if the jurisdiction requires a period longer than seven (7) Business Days to complete the foreclosure process, the related Acceptable Attorney may, after written notice to the Administrative Agent, hold such Tangible Timeshare Loan Files for such longer period, not to exceed fifteen (15) Business Days, and (4) agrees that no later than three (3) Business Days prior to the foreclosure of any Timeshare Loan, it shall notify the Administrative Agent and the Custodian in writing of the scheduled date of the foreclosure of the related Timeshare Loan (the “Scheduled Foreclosure Date”) or within one (1) Business Day, of any subsequent changes to the Scheduled Foreclosure Date.

KL2 2889986.17

(iv)    During such time that any documents are in the possession of the Servicer pursuant to this Section 1.2(b), the Servicer shall hold such documents in trust and as bailee for the Indenture Trustee for the benefit of the Noteholders and shall deliver such documents to the Custodian, as may be requested by the Indenture Trustee or the Administrative Agent at any time, within two (2) Business Days after such request.
(v)    After receipt of a Request and prior to the delivery of the Tangible Timeshare Loan Files set forth in a Request, the Indenture Trustee or the Administrative Agent may notify the Custodian that no Tangible Timeshare Loan Files will be released to the Servicer without the express written consent of the Administrative Agent. Upon Custodian’s receipt from the Indenture Trustee or the Administrative Agent of any written notice, whether or not there has been a Servicer Event of Default, that the Servicer may no longer provide such instructions, the Custodian shall no longer take any instructions by the Servicer and shall only take instructions by the Indenture Trustee or the Administrative Agent as set forth in Section 1.3(b). Upon receipt of such notice from the Administrative Agent or the Indenture Trustee, the Custodian shall, within three Business Days of a Request by the Servicer, but only upon written approval by the Administrative Agent or the Indenture Trustee, release or cause to be released such Timeshare Loans and the related Tangible Timeshare Loan Files as set forth in the Request to the Servicer without recourse to the Custodian.
(vi)    If any Timeshare Loan Files are not held in accordance with the terms of this Agreement, the related Timeshare Loans shall be deemed to be Defective Timeshare Loans.
(c)    Notwithstanding any provision of this Section 1.2 to the contrary, the Custodian shall not give notice as a Material Exception because any document included in a Timeshare Loan File is in a language other than English, provided that (i) the Servicer has furnished to the Custodian a certified English translation of such document (the “Certified Translated Document”) reasonably satisfactory to the Custodian and (ii) provided a certification to the Custodian (which may be by electronic means), and a copy of such certification to the Indenture Trustee, that such Certified Translated Document is identical to the foreign language template document (the “Foreign Language Template”) attached to the Certified Translated Document. The Custodian shall be entitled to rely upon such Certified Translated Document and related Foreign Language Template in determining whether any Material Exception exists with respect to the related Timeshare Loan File. Based upon the related Certified Translated Document, the Custodian shall review a document in a language other than English in accordance with the terms and conditions of this Agreement.
To assist in the foregoing provisions of this Section 1.2(c), the Servicer shall at all times during the term of this Agreement, maintain a current listing in a chart format that identifies the Certified Translated Documents and related Foreign Language Templates, and periodically provide the Custodian, the Administrative Agent and the Indenture Trustee with such chart whenever it is revised. At such time as a document in a language other than English is delivered to the Custodian, the Servicer shall identify by reference to such chart to which Foreign Language Template such document corresponds.
Section 1.3    Release of Timeshare Loans and Related Custodial Documents.

KL2 2889986.17

(a)    Unless the Custodian receives written notice from the Administrative Agent or the Indenture Trustee that there has been a Servicer Event of Default which has not been cured as specified in the Indenture, the Servicer may, from time to time and pursuant to a Request, request the Custodian to Deliver related Tangible Timeshare Loan Files to the Servicer due to payment in full on any Timeshare Loan, due to a release of a Timeshare Loan in accordance with Section 4.7 of the Indenture, due to servicing requirements as described in Section 1.2(b), or for any other reason authorized under the Indenture; provided, that upon Custodian’s receipt from the Indenture Trustee or the Administrative Agent of any written notice, whether or not there has been a Servicer Event of Default, that the Servicer may no longer provide such instructions on the Indenture Trustee’s behalf, the Custodian shall no longer take any instructions by the Servicer and shall only take instructions by the Indenture Trustee or the Administrative Agent as set forth in Section 1.3(b). Upon receipt of such notice from the Administrative Agent or the Indenture Trustee, the Custodian shall, within three Business Days of a Request by the Servicer, but only upon written approval by the Administrative Agent or the Indenture Trustee, release or cause to be released such Timeshare Loans and the related Tangible Timeshare Loan Files as set forth in the Request to the Servicer without recourse to the Custodian.
(b)    The Indenture Trustee or the Administrative Agent may request the Custodian in writing to Deliver any Timeshare Loans File to: (i) the Indenture Trustee, or (ii) the Servicer upon the satisfaction by the Seller or Depositor of the requirements set forth in the Indenture relating to repurchased or substituted Timeshare Loans, or for any other reason authorized under the Indenture. Upon receipt of such request, the Custodian shall, within three Business Days of such receipt, Deliver the related Timeshare Loan Files to the Indenture Trustee or the Seller or the Depositor (or its assignee) as directed by the Indenture Trustee or the Administrative Agent, without recourse to the Custodian.
ARTICLE II
CONCERNING THE CUSTODIAN
Section 2.1    Representations and Warranties of Custodian.
(a)    The Custodian (i) is duly organized, validly existing and in good standing under the laws of the United States of America and (ii) has full corporate power and authority to conduct its business and affairs and to perform its obligations under this Agreement.
(b)     The Custodian does not control, is not controlled by, nor is under common control with, the Issuer or the Servicer, or any of their respective Affiliates (including, but not limited to the Depositor or the Seller).
(c)    This Agreement, when executed and delivered by the Custodian, shall constitute the valid, legal and binding obligation of the Custodian, enforceable against the Custodian in accordance with its terms, except as the enforcement thereof may be limited by applicable receivership or similar debtor relief laws and that certain equitable remedies may not be available regardless of whether enforcement is sought in equity or at law.

KL2 2889986.17

(d)    By execution of this Agreement, the Custodian represents, warrants and covenants that it does not currently hold, and during the existence of this Agreement shall not hold, any adverse interest, by way of security or otherwise, in any Timeshare Loan, and hereby waives and releases any such interest that it may have in any Timeshare Loan as of the date hereof. Notwithstanding any other provisions of this Agreement and without limiting the generality of the foregoing, the Custodian shall not, at any time exercise or seek to enforce any claim, right or remedy, including any statutory or common law rights of set-off, if any, that the Custodian may otherwise have against all or any part of a Timeshare Loan File, a Timeshare Loan, the Seller, the Depositor, the Administrative Agent, the Servicer, the Issuer, the Indenture Trustee, the Purchasers, the Trust Estate or any proceeds of the foregoing.
(e)    The Custodian represents and warrants that (i) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement and (ii) there is no litigation pending or, to the Custodian’s knowledge, threatened, which if determined adversely to Custodian, would adversely affect the execution, delivery or enforceability of this Agreement, or any of the duties or obligations of the Custodian hereunder.
(f)    In respect of other transactions involving any Diamond Resorts Entity or any of their Affiliates, where the Custodian acts as custodian, the Custodian is (i) in possession or control of all loan files required by the related custodial agreements and (ii) is in compliance with such custodial agreements.
(g)    The Custodian represents and warrants as of the date hereof and as of each Transfer Date, that the Custodian has a license to use the eOriginal System and exclusive access to the Warehouse Vault Partition and the terms thereof are sufficient to permit the Custodian to perform its duties and obligations hereunder.
(h)    The Custodian represents and warrants as of the date hereof and as of each Transfer Date, that no Diamond Resorts Entity has any right of access to the Warehouse Vault Partition.
Section 2.2    Duties of Custodian.
(a)    The Custodian shall use reasonable care, in accordance with the standard customs adhered to by prudent institutions that act as custodians in the performance of its obligations hereunder.
(b)    The Custodian shall maintain continuous custody of all physical items Delivered to it in secure fire-resistant facilities located in the State of Minnesota. All Tangible Timeshare Loan Files will be physically separated from the files relating to other receivables for which the Custodian holds on behalf of itself or others. Upon two Business Days prior written request, the Custodian shall provide access to the Tangible Timeshare Loan Files to the Indenture Trustee and the Administrative Agent or their related representatives. The Tangible Timeshare Loan Files will initially be kept at Wells Fargo Bank, National Association, ABS Custody Vault, 1055

KL2 2889986.17

10th Avenue SE, MAC N9401-011, Minneapolis, Minnesota 55414, and the Custodian will provide at least 30 days’ prior written notice to the Servicer, the Administrative Agent and the Indenture Trustee before such location is changed.
(e)    The Custodian shall maintain each Electronic Timeshare Loan File such that (i) the watermark on the Authoritative Copy of any document contained therein shall read “View of Authoritative Copy”, (ii) a watermark on any copy of the Authoritative Copy thereof or a copy of any document contained therein shall read “View of Non-Authoritative Copy”, and (iii) the Required Legend is placed on each perceivable rendering of each document contained therein. The Custodian shall cause the Warehouse Vault Partition to reflect the name of the Issuer.
(d)    The Custodian shall appoint only its own personnel (or personnel of its subcontractors) as authorized users of the Warehouse Vault Partition and the Electronic Timeshare Loan Files contained therein and shall not otherwise permit any Person to have access thereto other than any personnel of eOriginal in connection with providing technical support.
(e)    The Custodian shall not transfer or export any Electronic Timeshare Loan File except in accordance with the terms hereof and shall not destroy any Electronic Timeshare Loan File.
(f)    The Custodian may conduct, or cause to be conducted, periodic reviews of all items held by it under this Agreement, and shall maintain the Timeshare Loan Files in such a manner as shall enable the Indenture Trustee, the Administrative Agent and the Servicer to inspect such files (upon at least two Business Days’ prior written notice) in order to verify the accuracy of the Custodian’s record keeping. The Custodian shall immediately report to the Indenture Trustee, the Administrative Agent and the Servicer any material defect with respect to a Timeshare Loan File or any failure on its part to hold the Timeshare Loan Files as herein provided.
(g)    The Custodian shall, at its own expense, maintain at all times during the existence of this Agreement, and keep in full force and effect (a) fidelity insurance, (b) theft of document insurance, (c) forgery insurance, and (d) insurance covering the risk of errors and omissions. All such insurance shall be in amounts, with standard coverage and subject to deductibles, as are customary for insurance typically maintained by banks or other institutions that act as custodians in similar transactions. Upon written request, the Custodian shall provide an Officer’s Certificate stating that such policy is in full force and effect.
(h)    Upon written request from the Indenture Trustee or the Administrative Agent, the Custodian shall provide copies of Timeshare Loan Files to the Indenture Trustee or the Administrative Agent, as applicable, at the Servicer’s expense (as such expenses are calculated pursuant to Section 3.2 hereof).
(i)    Except as expressly provided for herein, the Custodian shall not deliver physical possession of, or otherwise transfer, assign, pledge, mortgage, convey or dispose of any Timeshare Loan Files in its possession or under its control to any other Person.

KL2 2889986.17

(j)    With respect to any Timeshare Loan File, the Custodian shall only act as custodian for one party.
(k)    If directed by the Administrative Agent, the Custodian shall initiate the Export (defined below) process and deliver to the Administrative Agent copies of reports produced by the eOriginal System that set forth, in reasonable detail, the history, including, without limitation, the original electronic execution as well as the previous alterations, modification or amendments and the conversion to tangible chattel paper of any such Approved Exported Timeshare Loan File. The Custodian shall then confirm that it has in its possession a physical Timeshare Loan File for each Timeshare Loan File which was converted into an Approved Exported Timeshare Loan File and confirm the same to the Indenture Trustee and the Administrative Agent in writing, and maintain possession of such Approved Exported Timeshare Loan File in accordance with the terms of this Agreement or, if the Administrative Agent shall so instruct the Custodian in writing, deliver such Approved Exported Timeshare Loan File as directed by the Administrative Agent. The reasonable and documented fees, costs and expenses related to such Exporting of the Electronic Timeshare Loan Files shall be included in the Custodial Fees. For purposes of this paragraph: (i) “Export” with respect to a Timeshare Loan File, shall mean the Custodian has decommissioned the related Electronic Timeshare Loan File and the Authoritative Copies of the related documents contained therein are printed out pursuant to a “Paper Out”™ within the meaning specified in eOriginal’s System and (ii) “Approved Exported Timeshare Loan File” shall mean an Electronic Timeshare Loan File which has been Exported by the Custodian such that the related Electronic Timeshare Loan File is destroyed and the Authoritative Copies of the related documents contained therein are printed out and held by the Custodian pursuant to this Agreement, together with the document history report prepared by eOriginal related to such Timeshare Loan File.
Section 2.3    Merger or Consolidation of Custodian. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall automatically without further action or notice to any person, be the successor of Custodian hereunder, and notice thereof shall be provided by the Custodian to the Servicer, the Administrative Agent and the Indenture Trustee.
Section 2.4    Limitation of Liability. The duties and obligations of the Custodian shall be determined solely by the express provisions of this Agreement. The Custodian shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement or as set forth in a written amendment to this Agreement executed by the parties hereto or their successors and assigns. Except as set forth in Section 2.6 hereof, the Custodian neither shall assign, transfer, pledge or grant a security interest in any of its rights, obligations, benefits or privileges hereunder, nor shall the Custodian delegate or appoint any other Person to perform or carry out any of its duties, responsibilities or obligations under this Agreement. Except as set forth in Section 2.6 hereof, any act or instrument purporting to effect any such assignment, transfer, pledge, grant, delegation or appointment shall be void. Subject to Section 2.4(h) hereof, no representations, warranties, covenants (other than those expressly made by the Custodian in this Agreement) or obligations of Custodian shall be implied with respect to this Agreement or the Custodian’s services hereunder. Without limiting the generality of the foregoing, the Custodian:

KL2 2889986.17

(a)    shall have no duties or obligations other than those specifically set forth herein or as may subsequently be agreed in writing by the parties hereto and shall use the same degree of care and skill as is reasonably expected of prudent financial institutions acting in comparable capacities and with due care in performance of its duties hereunder;
(b)    shall be regarded as making no representations and having no responsibilities (except as expressly set forth herein) as to the validity, sufficiency, value, genuineness, ownership or transferability of any certificates or Timeshare Loans represented thereby, and shall not be required to and shall not make any representations as to the validity, value or genuineness of any Timeshare Loans;
(c)    shall not be required to expend or risk its funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of its rights or powers, if the Custodian believes that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it;
(d)    may rely on and shall be protected in acting upon any certificate, instrument, opinion, notice, letter, facsimile or other document, or any security, delivered to it and which in good faith it believes to be genuine and which has been signed by the proper party or parties. The Custodian may rely conclusively on and shall be protected in acting upon the written instructions of any (i) Responsible Officer of the Indenture Trustee or the Administrative Agent, (ii) designated officer of the Servicer having such authority identified on Exhibit C attached hereto or (iii) such other persons as may be designated in writing by the Indenture Trustee to the Custodian from time to time;
(e)    may consult with the Custodian’s in-house counsel or any other counsel nationally recognized in the area of commercial transactions and reasonably acceptable to the Custodian with regard to legal questions arising out of or in connection with this Agreement, and, provided the Custodian exercises reasonable judgment, the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, omitted or suffered by the Custodian in reasonable reliance, in good faith and in accordance therewith;
(f)    shall not be liable for any error of judgment made in good faith, or for any act done or step taken or omitted by it, in good faith, or for any mistakes of fact or law, or for anything which it may do or refrain from doing in connection herewith, except in the case of its willful misconduct, negligent performance or omission, or bad faith;
(g)    undertakes to perform only such duties and obligations as are specifically set forth in this Agreement. Neither the Custodian nor any of its officers, directors, employees or agents shall be liable, directly or indirectly, for any damages or expenses arising out of the services performed under this Agreement other than damages which result from the negligence or willful misconduct of it or them. In no event will the Custodian or any of its officers, directors, employees or agents be liable for any consequential, indirect or special damages. Damages incurred by the Servicer as a result of the negligence or willful misconduct of the Custodian, its officers, directors, employees or agents, and impacting its business of developing, marketing, selling and providing

KL2 2889986.17

consumer financing for timeshare or interval ownership resorts shall not be considered consequential hereunder;
(h)    may execute any of the rights, privileges or powers hereunder or perform any duties hereunder either directly or through agents or attorneys, provided, however, that the execution of such rights, privileges or powers by any such agents or attorneys shall not diminish, or relieve the Custodian for, responsibility therefor to the same degree as if the Custodian itself had executed such rights, privileges or powers;
(i)    shall have no responsibility or duty with respect to any Timeshare Loan Files while not in its possession or under its control;
(j)    shall not be responsible for preparing or filing any reports or returns relating to federal, state or local income taxes with respect to this Agreement, other than for the Custodian’s compensation or for reimbursement of expenses hereunder;
(k)    shall have no duty to qualify to do business in any jurisdiction other than (i) any jurisdiction where any Timeshare Loan File is or may be held by the Custodian from time to time hereunder, and (ii) any jurisdiction where its ownership of property or conduct of business requires such qualification and where failure to qualify could have a material adverse effect on the ability of the Custodian to perform its duties hereunder;
(l)    shall not be imputed with any knowledge of, or information possessed by, the Indenture Trustee, and vice versa;
(m)    in the event that (i) any of the parties to this Agreement shall be served by a third party with any type of levy, attachment, writ or court order with respect to any Timeshare Loan File or any document included within a Timeshare Loan File or (ii) a third party, shall institute any court proceeding by which any Timeshare Loan File or a document included within a Timeshare Loan File shall be required to be delivered otherwise than in accordance with the provisions of this Agreement, the party receiving such service shall promptly deliver or cause to be delivered to the other parties to this Agreement copies of all court papers, orders, documents and other materials concerning such proceedings. The Custodian shall, to the extent permitted by law and applicable judicial orders if any, continue to hold and maintain all the Timeshare Loan Files that are the subject of such proceedings pending a final, nonappealable order of a court of competent jurisdiction permitting or directing disposition thereof. Upon final determination of such court, the Custodian shall dispose of such Timeshare Loan File or any document included within such Timeshare Loan File as directed in writing by the Indenture Trustee, which shall give a direction consistent with such court determination. Expenses and fees (including, without limitation, attorney’s fees and expenses) of the Custodian incurred as result of such proceedings shall be paid by the Indenture Trustee out of the Trust Estate;
(n)    shall not be responsible or liable for delays or failures in performance resulting from acts beyond its control. Such acts shall include acts of God, strikes, lockouts, riots, acts of war or terrorism, epidemics, governmental or regulatory actions, fire, communication line failures, computer viruses, power failures or earthquakes (each a “Force Majeure Event”),

KL2 2889986.17

including the inability of the Custodian to access the Electronic Timeshare Loan Files due to any Force Majeure Event;
(o)    shall not be responsible for the acts or omissions of the Administrative Agent, the Indenture Trustee, the Servicer, eOriginal, DocuSign or any other Person. The parties acknowledge and agree that in making statements herein regarding “control” of the Electronic Timeshare Loan Files, the Custodian is relying on (and shall be entitled to rely upon) representations and covenants from eOriginal regarding the eOriginal System and the various criteria constituting “control”;
(p)    may act in reliance upon any written communication of the Administrative Agent concerning the Delivery, possession or control of the Electronic Timeshare Loan Files pursuant to this Agreement; and
(q)    shall not be responsible for any Electronic Timeshare Loan Files in the Warehouse Vault Partition, or for any obligations related thereto (including, but not limited to, reporting related to such Electronic Collateral), under this Agreement after its access to the Warehouse Vault Partition is terminated.
The provisions of this Section 2.4 shall survive the resignation or removal of the Custodian and the termination of this Agreement.
Section 2.5    Indemnification.
The initial Servicer shall hold the Custodian harmless from and against all liabilities, damages, losses, fees (including reasonable attorneys’ fees and expenses) and costs and expenses incurred by the Custodian as a result of any legal proceedings or in defending against any action or claim relating to the performance of its duties hereunder, unless such liabilities, damages, losses, fees, costs and expenses shall arise from the Custodian’s negligence or willful misconduct. The Custodian’s rights to indemnification shall survive the resignation or removal or the Custodian and the termination of this Agreement. Such indemnification shall include, but not be limited to, liabilities, obligations, losses, damages, penalties, actions, judgments, suits, payments, costs or expenses relating to or arising out of (i) the conduct by any Diamond Resort Entity and any Obligor of any transaction by electronic means, (ii) the creation, generation, communication or transfer of Electronic Timeshare Loan Files by electronic means, (iii) the utilization by any Diamond Resorts Entity of the web portal, eOriginal System or software of eOriginal, (iv) the failure of the eOriginal System to create and maintain a single Authoritative Copy of any document in any Electronic Timeshare Loan File or to otherwise conform with the eOriginal System description, except due to a modification made by or at the direction of the Custodian not in compliance with the terms of this Agreement or not at the direction of the Administrative Agent or Indenture Trustee or (v) the negligence, or fraudulent or willful misconduct, of eOriginal in connection with the Electronic Timeshare Loan Files.
In the event that the Custodian fails to produce an Obligor Note or any document related to the Timeshare Loan File that was in its possession or under its control pursuant to this Agreement within two (2) Business Days after a written request therefor by the Administrative Agent, the

KL2 2889986.17

Servicer, the Issuer or the Indenture Trustee, in accordance with the terms and conditions hereof, provided that (i) the Custodian previously delivered to the Administrative Agent (with a copy to the Indenture Trustee, the Issuer and the Servicer) a Trust Receipt, the Custodian Loan Transmission and a Material Exception Report which did not list the failure of a Timeshare Loan File to include such document as a Material Exception; (ii) such document is not outstanding pursuant to a Request; and (iii) such document was held by the Custodian on behalf of the Indenture Trustee or the Issuer, as applicable (a “Custodial Delivery Failure”), then the Custodian shall (a) with respect to any missing Obligor Note, promptly deliver to the Administrative Agent, the Issuer, the Indenture Trustee and the Servicer, upon request, a Lost Note Affidavit and (b) with respect to any missing document related to a Timeshare Loan, including, but not limited to a missing Obligor Note, indemnify the Administrative Agent, the Noteholders, the Issuer, the Servicer and the Indenture Trustee in accordance with the succeeding paragraph of this Section 2.5. In the event that such original Obligor Note is subsequently found and delivered to the related party, such party shall return the Lost Note Affidavit to the Custodian.
The Custodian agrees to indemnify and hold the Administrative Agent, the Issuer, the Noteholders, each Purchaser, the Indenture Trustee and the Servicer and their respective designees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs or out-of-pocket expenses, including reasonable attorneys’ fees, that may be imposed on, incurred by, or asserted against it or them in any way relating to arising out of a Custodial Delivery Failure or a material breach by the Custodian in its performance of its duties hereunder which was the result of the Custodian’s negligence, bad faith or willful misconduct. In no event shall the Custodian or its officers, directors, employees and other agents be held liable for any special, direct, indirect or consequential damages resulting from any action taken or omitted to be taken by it or them hereunder or in connection herewith, even if advised of the possibility of such damages.
The Servicer agrees to indemnify and hold the Administrative Agent, the Issuer, the Noteholders, each Purchaser, the Indenture Trustee and their respective designees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs or out-of-pocket expenses, including reasonable attorneys’ fees, that may be imposed on, incurred by, or asserted against it or them in any way relating to arising out of (i) the conduct by any Diamond Resort Entity and any Obligor of any transaction by electronic means, (ii) the creation, generation, communication or transfer of Electronic Timeshare Loan Files by electronic means, (iii) the utilization by any Diamond Resorts Entity of the web portal, eOriginal System or software of eOriginal, (iv) the failure of the eOriginal System to create and maintain a single Authoritative Copy of any document in any Electronic Timeshare Loan File or to otherwise conform with the eOriginal System description, except due to a modification made by or at the direction of the Custodian not in compliance with the terms of this Agreement or not at the direction of the Administrative Agent or Indenture Trustee or (v) the negligence, or fraudulent or willful misconduct, of eOriginal or the breach of any obligation of eOriginal in connection with the Electronic Timeshare Loan Files.
Section 2.6    Resignation by the Custodian; Successor Custodian.

KL2 2889986.17

(a)    The Custodian may at any time resign and terminate its obligations under this Agreement upon at least 60 days’ prior written notice to the Servicer, the Administrative Agent and the Indenture Trustee. Such resignation shall not be effective until a successor custodian acceptable to the Administrative Agent shall have assumed the duties of Custodian hereunder. The Custodian shall maintain physical possession of the Tangible Timeshare Loan Files and control of the Electronic Timeshare Loan Files until the due appointment of a successor custodian and the orderly transfer of the Timeshare Loan Files to such successor custodian. Promptly after receipt of notice of the Custodian’s resignation, the Servicer, with the written consent of the Administrative Agent (or, so long as a Servicer Event of Default has occurred and is continuing, the Administrative Agent), shall appoint, by written instrument, a successor custodian. If the Servicer fails to appoint a successor within 30 days of such notice of resignation, the Custodian may petition a court of competent jurisdiction to appoint a successor custodian.
(b)    The Administrative Agent may at any time terminate the obligations of the Custodian under this Agreement immediately for cause or upon at least 60 days’ prior written notice to the Custodian. The Servicer shall not terminate obligations of the Custodian under this Agreement without the prior written consent of the Administrative Agent.
(c)    Upon its termination or resignation, the Custodian will take such actions as the Administrative Agent may direct in a commercially reasonable manner and including any such actions as are necessary to best facilitate the transition of the performance of the Custodian’s activities to the successor Custodian. The Custodian, at the expense of the Issuer and the Servicer, shall assist the successor custodian to assume and perform the duties of the Custodian hereunder (including, without limitation, the prompt delivery of possession and/or control of all Timeshare Loan Files to the successor custodian or such other directions by the Administrative Agent at such time).
ARTICLE III
MISCELLANEOUS PROVISIONS
Section 3.1    Notices. Any request, demand, authorization, direction, notice, consent, waiver or other documents provided or permitted by this Agreement to be made upon, given or furnished to, or filed with any party hereto shall be sufficient for every purpose hereunder if in writing and delivered by facsimile transmission or mailed, first-class postage prepaid and addressed to the appropriate address below, or to such other addresses or telephone numbers as either party may advise the other party by notice:
(a)    to the Servicer at Diamond Resorts Financial Services, Inc., 10600 West Charleston Boulevard, Las Vegas, Nevada 89135, Attention: Dave L. Womer, SVP Financial Services and Chief Lending Officer, Facsimile Number: (702) 804-8798, Telephone Number: (702) 823-7490, with copies to Diamond Resorts Corporation, 10600 West Charleston Boulevard, Las Vegas, Nevada 89135, Attention: Treasurer, Facsimile Number: (702) 765-8798, Telephone Number: (702) 823-7490;

KL2 2889986.17

(b)    to the Issuer at Diamond Resorts Issuer 2008 LLC, 10600 West Charleston Boulevard, Las Vegas, Nevada 89135, Attention: Jared Finkelstein, Senior Vice President – Legal, Facsimile Number: (702) 684-8710, Telephone Number: (702) 823-7550;
(c)    to the Indenture Trustee at Wells Fargo Bank, National Association, MAC N9311-161, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services/Asset-Backed Administration, Facsimile Number: (612) 667-3539, Telephone Number: (612) 667-8058;
(d)    to the Administrative Agent at Credit Suisse AG, New York Branch, Asset Finance, 4th Floor, Eleven Madison Avenue, New York, New York 10010, Attention: Oliver Nisenson, Telephone Number: (212) 325-6688; Email: abcp.monitoring@credit-suisse.com, oliver.nisenson@credit-suisse.com, patrick.duggan@credit-suisse.com; chioperations@guggenheimpartners.com and list.afconduitreports@credit-suisse.com;
(e)    to the Custodian at Wells Fargo Bank, National Association, Sixth Street & Marquette Avenue, MAC N9311-161, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services – Asset-Backed Administration, Facsimile: (612) 667-3539, with a copy to Wells Fargo Bank, National Association, ABS Custody Vault, 1055 10th Avenue SE, MAC N9401-011, Minneapolis, Minnesota 55414, Attention: Vault Manager, Facsimile: (612) 667-1080, Email: abs.custody.vault@wellsfargo.com.
(f)    To the extent that any Purchaser which the Administrative Agent has confirmed holds at least a 15% interest in the Notes shall give written direction to any of the parties hereto that it wishes to directly receive copies of any notices and other communications that the Administrative Agent is entitled to receive hereunder, the parties hereto agree to comply with such direction.
Section 3.2    Compensation. The Indenture Trustee shall pay from the Trust Estate pursuant to Sections 3.4 and 6.6 of the Indenture, compensation to the Custodian for its services hereunder as set forth on Exhibit D hereto. The provisions of this Section 3.2 shall survive the resignation or removal of the Custodian and the termination of this Agreement.
Section 3.3    Amendments. No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by the Custodian, the Administrative Agent and the Indenture Trustee and, so long as no Event of Default has occurred and is continuing under the Indenture, the Servicer.
Section 3.4    Continuous Possession. For the avoidance of doubt, it is hereby acknowledged and agreed that any Timeshare Loan Files for which the Custodian issued a Trust Receipt pursuant to the Original Custodial Agreement, continue to be held by or under the control of the Custodian as agent and bailee of the Indenture Trustee for the benefit of the Noteholders pursuant to the terms of this Agreement.

KL2 2889986.17

Section 3.5    Governing Law. This Agreement shall be deemed a contract made under the laws of the State of New York and shall be construed and enforced in accordance with and governed by the laws of the State of New York.
Section 3.6    Counterparts. This Agreement may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which counterparts, when so executed and delivered shall be deemed to be an original instrument and all of the counterparts, taken together, shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by facsimile or other electronic transmission (i.e., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart hereof and deemed an original.
Section 3.7    Indenture Trustee. The parties hereto acknowledge that the Indenture Trustee is acting not in its individual capacity but as indenture trustee under the Indenture and that any actions by the Indenture Trustee shall require the consent of Noteholders, as and to the extent required by the Indenture.
Section 3.8    Communication. The parties agree that an Electronic Timeshare Loan File shall be “communicated” to the Custodian upon the transfer of the Authoritative Copy of such Electronic Timeshare Loan File to the Warehouse Vault Partition and acceptance of the Custodian of such Authoritative Copy into the Warehouse Vault Partition, and the Custodian shall thereafter maintain such Electronic Timeshare Loan File in the Warehouse Vault Partition on behalf of the Indenture Trustee. The Custodian shall maintain the Warehouse Vault Partition so that the eOriginal System will place the Required Legend on each page of any perceivable copy of a document in the related Electronic Timeshare Loan File. The Custodian shall not make any changes to the owner of record of the Warehouse Vault Partition or to the legend which appears on documents in the Electronic Timeshare Loan Files without the prior written consent of the Administrative Agent.
Section 3.9    Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.
Section 3.10    No Petition. Each party hereto covenants and agrees that, prior to the date which is one year and one day after the payment in full of all Notes, it will not institute against, or join any other Person in instituting against the Issuer, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States. The provisions of this Section 3.9 shall survive the termination of this Agreement.
Section 3.11    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING DIRECTLY OR INDIRECTLY OUT OF, UNDER OR IN CONNECTION WITH ANY OF THE TRANSACTION DOCUMENTS OR THE TRANSACTION. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT IT WOULD NOT, IN THE

KL2 2889986.17

EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THE TRANSACTION DOCUMENTS TO WHICH IT IS A PARTY BY, AMONG OTHER THINGS, THIS WAIVER.
[Signatures on Following Pages]

KL2 2889986.17

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

DIAMOND RESORTS ISSUER 2008 LLC, as Issuer By: ________________________ Name: Lillian Luu Title: Treasurer
DIAMOND RESORTS FINANCIAL SERVICES, INC., as Servicer By: ______________ Name: David Womer Title: President

KL2 2900728, Sixth Amended and Restated Custodial Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Custodian By: _______________________ Name: Title: WELLS FARGO BANK, NATIONAL ASSOCIATION, as Indenture Trustee By: _________________________ Name: Title:

KL2 2900728, Sixth Amended and Restated Custodial Agreement

CREDIT SUISSE AG, NEW YORK BRANCH, as Administrative Agent By: ________________ Name: Title: By: _________________ Name: Title:

KL2 2900728, Sixth Amended and Restated Custodial Agreement

ANNEX A
MATERIAL EXCEPTIONS

1. The applicable Obligor Note (a) is not an original or an Authoritative Copy and an original executed Lost Note Affidavit has not been received by the Custodian, (b) has an original loan amount that is missing, (c) does not contain the name of the Obligor Note payee/mortgagee, (d) indicates an original loan amount or Loan/Contract Number that does not agree with the applicable Schedule of Timeshare Loans or Mortgage (but only if any such discrepancy exceeds $10.00), (e) contains an alteration to a material provision thereof which is noted on the face of the Obligor Note which alteration is not initialed by all makers; provided, however, that if such alteration is merely the filling in or the completion of the maturity date or first payment date, then such alteration shall not constitute a Material Exception, notwithstanding the maker’s failure to initial such alteration, (f) does not contain a complete chain of endorsements (via original, photocopied, electronic copied or stamped signature) from the original holder of such Obligor Note to the last endorsee thereof (the “Last Endorsee”); provided, however, that with respect to any Right-to-Use Interest in connection with which there is a Purchase Contract but not an Obligor Note, an original or a copy of a bulk or individual assignment of such Purchase Contract shall not be required to be included in the applicable Timeshare Loan File, or (g) is not further endorsed by the Last Endorsee (via original, photocopied, electronic copied or stamped signature) in either of the manners set forth in Exhibit A or Exhibit B to this Annex A (except with respect to any Right-to-Use Interest in connection with which no purchase money promissory note was executed by the purchaser thereof).

2. With respect to any modification agreement or rider, such modification agreement or rider (a) is missing or is not an original or a certified copy thereof, or (b) contains any provision that is materially inconsistent with the applicable Schedule of Timeshare Loans.

3. Except in connection with a Right-to-Use Loan, the related Timeshare Loan File contains no original individual or copy of a bulk title insurance policy (whether signed or unsigned) or other evidence (including but not limited to a certified copy of a Mortgage that contains the applicable recording information) that a Mortgage which secures the repayment of the applicable Obligor Note has been recorded in the appropriate public records.

4. Except in connection with a Right-to-Use Loan, the amount of insurance stated in the title insurance policy is missing or is less than the applicable original loan amount.

5. Except in connection with a Right-to-Use Loan, the original individual or a copy of a bulk title insurance policy or master blanket title insurance policy (whether signed or unsigned) (or a commitment for title insurance, if the policy is being held by a title insurance company pending recordation of a Mortgage, including a letter commitment in substantially the form of Exhibit C to this Annex A), as applicable, referencing the applicable Timeshare Interest is missing, and no original recorded Mortgage or a certified copy thereof is included in the related Timeshare Loan File.

Annex A-1
KL2 2900728.7

6. Except in connection with a Right-to-Use Loan, if a required assignment of mortgage is not in suitable form for recordation in the jurisdiction in which the applicable Timeshare Property is located.

7. If any Mortgage or assignment of mortgage contains an alteration to a material provision thereof on its face that is not initialed by the Obligor or mortgagee, as applicable; provided, however, that if such alteration is merely the filling in or the completion of the maturity date or the first payment date, then such alteration shall not constitute a Material Exception, notwithstanding the mortgagor’s and/or mortgagee’s failure to initial such alteration.

Annex A-2
KL2 2900728.7

EXHIBIT A
to Annex A to Custodial Agreement

ALLONGE

The undersigned holder of the attached promissory note (the “Note”), dated «CONTRACT_DATE», endorses, sets over and assigns without recourse the Note to _______________________________________, a ________________ _____________________,
as follows:
Pay to the order of ___________________________, a ___________________________
____________________ and its successors and assigns. The undersigned represents and warrants that: It has good and enforceable title to the Note; it has the authority to make the transfer; the transfer has been duly authorized; it has no actual knowledge that the signature of the maker is unauthorized or not genuine; it has no actual knowledge of any material physical alteration to the Note; and it has not encumbered, pledged, assigned or otherwise transferred, or suffered to be encumbered, pledged, assigned or otherwise transferred; all or any part of its interest in, to or under the Note as provided hereby.
«Signature_1», a «Signature_2»,
By:______________________________
David Womer,
Its:    Authorized Representative
Loan ID: «CONTRACT_NUMBER»
Name: Name»

Annex A-3
KL2 2900728.7

EXHIBIT B
to Annex A to Custodial Agreement

ALLONGE

Pay to the order of ______________________________________, without recourse.
«Signature_1», a «Signature_2»,

By:______________________________
David Womer,
Its:    Authorized Representative

Loan ID: «CONTRACT_NUMBER»
Name: «Name»

Annex A-4
KL2 2900728.7

EXHIBIT C
to Annex A to Custodial Agreement

[FIRST AMERICAN TITLE INSURANCE COMPANY]

(Date)

___________________ as
Lender for:
[Insert Resort Name]
[Insert Closing Batch #]

RE:     Pending Mortgagee’s Policy of Title Insurance
Dear Lender:
Please be advised that First American Title Insurance Company, either directly or through its agent, has received the required premiums, and each of the deeds and mortgages corresponding to the loans identified on the schedule attached have been submitted for recording and/or filing with the appropriate governmental office.
Accordingly, First American Title Insurance Company, either directly or through one of its duly authorized agents, has agreed to issue its Vacation Ownership 1992 ALTA Loan Policies (the “Policies”) as to the mortgage loans identified on the schedule attached to this letter.
Therefore, First American Title Insurance Company hereby irrevocably commits to issue to you, as lender, the Policies as soon as practicable.
The date of recordation for the above batch will be on or about _________________________.

Sincerely,
FIRST AMERICAN TITLE INSURANCE COMPANY

By:______________________________

Annex A-5
KL2 2900728.7

EXHIBIT A
TRUST RECEIPT
RECEIPT NO.                                    [Date]

Re:
Sixth Amended and Restated Custodial Agreement, dated as of June 26, 2015 (the “Custodial Agreement”), among Wells Fargo Bank, National Association, as Custodian, Diamond Resorts Issuer 2008 LLC, as Issuer, Wells Fargo Bank, National Association, as Indenture Trustee for the benefit of the Noteholders, Credit Suisse AG, New York Branch, as Administrative Agent, and Diamond Resorts Financial Services, Inc., as Servicer

Ladies and Gentlemen:
In accordance with the provisions of Section 1.2 of the Custodial Agreement, the undersigned, as Custodian, hereby certifies that as to each Timeshare Loan described in the Schedule of Timeshare Loans, attached hereto as Schedule I, it has reviewed each Timeshare Loan File and other than as described in the accompanying Material Exception Report, and it hereby verifies that (i) all documents required to be delivered to it pursuant to the Custodial Agreement are in the Custodian’s possession or control, as applicable, and (ii) such documents appear regular on their face and relate to the appropriate Timeshare Loans, none of the Timeshare Loan Files contains evidence of any claims, liens, security interests or encumbrances (other than the Lien of the Indenture) and none of the Timeshare Loan Files is being held by the Custodian for any other party, and (iii) based only on the Custodian’s examination of the Timeshare Loan Files, each of the items in Section 1.2(a) of the Custodial Agreement has been verified.
The Custodian hereby confirms that it is holding or has control of each such Timeshare Loan File as agent and bailee of the Indenture Trustee for the benefit of the Noteholders pursuant to the terms of the Custodial Agreement. The Custodian hereby confirms it will act in accordance with the provisions of the Custodial Agreement and under no circumstances shall the Custodian (i) deliver possession or control, as applicable, of any Timeshare Loan Files to any other Person, or (ii) take any directions with respect to any Timeshare Loan Files from any other Person, except as specifically permitted pursuant to the Custodial Agreement.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Custodian By: Name: Title:

A-1
KL2 2900728.7

SCHEDULE I TO TRUST RECEIPT
SCHEDULE OF TIMESHARE LOANS

In lieu of attaching a printed Schedule of Timeshare Loans to this Receipt, a computer file containing such Schedule of Timeshare Loans has been delivered, or otherwise been made available by electronic means, by the Custodian to the Administrative Agent, the Indenture Trustee, the Servicer and the Issuer on or before the date of this Trust Receipt.

A-2
KL2 2900728.7

EXHIBIT B
FORM OF REQUEST FOR RELEASE
Wells Fargo Bank, National Association
ABS Custody Vault
1055 10th Avenue SE
MAC N9401-011
Minneapolis, Minnesota 55414
Attention: Vault Release Department
Fax: (612) 667-1080
Email: abs.custody.vault@wellsfargo.com

Re:
Sixth Amended and Restated Custodial Agreement, dated as of June 26, 2015 (the “Custodial Agreement”), among Wells Fargo Bank, National Association, as Custodian, Diamond Resorts Issuer 2008 LLC, as Issuer, Wells Fargo Bank, National Association, as Indenture Trustee for the benefit of the Noteholders, Credit Suisse AG, New York Branch, as Administrative Agent, and Diamond Resorts Financial Services, Inc., as Servicer

Pursuant to Sections 1.2(b) or 1.3 of the Custodial Agreement in connection with the Timeshare Loans indicated on Schedule A hereto, we request the release of the related Timeshare Loan Files for the reasons indicated below.
Reason for Requesting Release (check all that apply)
1. Paid in Full
(The Servicer hereby certifies that it has deposited all amounts in connection therewith in the Collection Account.)
2. Timeshare Loan in Foreclosure
3. Timeshare Loan Purchased
(The Servicer hereby certifies that the Seller has paid the purchase price in full to the Indenture Trustee)
4. Timeshare Loan Liquidated.

KL2 2900728.7

(The Servicer hereby certifies that all proceeds of foreclosure, insurance or other liquidation have been deposited by the Servicer in the Collection Account.)
5. For Servicing Reasons
6. Other (Provide Explanation)
If item 1, 3 or 4 above is checked, and if all or part of the Timeshare Loan File was previously released to us, please release to us our previous receipt on file with you, as well as any additional documents in your possession or under your control relating to the above specified Timeshare Loan.
If item 3 above is checked, this request shall be accompanied by the appropriate documents evidencing the purchase of such Timeshare Loans.
If item 2, 5 or 6 above is checked, upon our return of all of the above documents to the Custodian, please acknowledge your receipt by signing in the space indicated below, and returning this form.
If any Timeshare Loan Files are being released for servicing reasons, the Servicer hereby certifies that it shall hold and retain possession or control, as applicable, of such Timeshare Loan Files in trust for the benefit of the Indenture Trustee solely for the purposes provided in the Indenture. The Servicer hereby agrees that it shall not cause or permit the Timeshare Loan Files to be subject to, or encumbered by, any claim, liens, security interest, charges, writ of attachment or other impositions and nor shall the Servicer assert or seek to assert any claims or rights of set-off to or against the Timeshare Loan Files or any proceeds thereof. The Servicer shall return all Timeshare Loan Files when the need therefor no longer exists (but in any event within 20 days from the date of its receipt of such Timeshare Loan Files) unless such Timeshare Loan Files may be released for other reasons permitted by the Indenture. The Servicer shall keep the Timeshare Loan Files and any proceeds separate and distinct from all other property in the Servicer’s possession, custody or control.

KL2 2900728.7

The Servicer hereby certifies that this Request shall not cause the aggregate of the outstanding Loan Balances of the related Timeshare Loans released to the Servicer to exceed 5% of the Aggregate Loan Balance.

DIAMOND RESORTS FINANCIAL SERVICES, INC., as Servicer By: Name: Title:
Copy to:

Diamond Resorts Issuer 2008 LLC, as Issuer
10600 West Charleston Boulevard
Las Vegas, Nevada 89135
Attention: General Counsel

If the consent of the [Indenture Trustee/Administrative Agent] is required pursuant to Section 1.3 of the Custodial Agreement:

Consented and agreed:

[WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Indenture Trustee
By:
Name:
Title:

KL2 2900728.7

CREDIT SUISSE AG, NEW YORK BRANCH,
as Administrative Agent
By:
Name:
Title:                        ]

KL2 2900728.7

SCHEDULE A

If this Request for Release applies to more than one Timeshare Loan File, in lieu of attaching a printed Schedule of Timeshare Loans to this Request for Release, a computer file containing such Schedule of Timeshare Loans has been delivered by the Servicer by electronic transmission to the Custodian, on or before the date of this Request for Release, and the Custodian has acknowledged, by electronic mail to the Servicer, receipt of and ability to open such computer file.

KL2 2900728.7

EXHIBIT C
SERVICER AUTHORIZED PERSONS

Wells Fargo Bank, National Association
ABS Custody Vault
1055 10th Avenue SE
MAC N9401-011
Minneapolis, Minnesota 55414
Attention: Vault Release Department
Fax: (612) 667-1080
Email: abs.custody.vault@wellsfargo.com

Re:
Sixth Amended and Restated Custodial Agreement dated as of June 26, 2015 (the “Custodial Agreement”), among Wells Fargo Bank, National Association, as Custodian, Diamond Resorts Issuer 2008 LLC, as Issuer, Wells Fargo Bank, National Association, as Indenture Trustee for the benefit of the Noteholders, Credit Suisse AG, New York Branch, as Administrative Agent, and Diamond Resorts Financial Services, Inc., as Servicer

Pursuant to Section 2.4(d) of the Custodial Agreement, you are hereby notified that the following persons shall be authorized representatives of the Servicer from whom you may receive notices from and deliver notices to in accordance with the provisions of the Custodial Agreement:

Name	Title	Signature and Email Address
David Womer	President	Email:
Brad Holtel	Director of Operations	Email:
Henry Velez	Manager Portfolio Management	Email:
Kate Gingras	Director of Reporting	Email:
Eric Bantug	Portfolio Supervisor	Email:

C-1
KL2 2900728.7

DIAMOND RESORTS FINANCIAL SERVICES, INC., as Servicer By: Name: David Womer Title: President

C-2
KL2 2900728.7

EXHIBIT D
See attached pdf

D-1
KL2 2900728.7